UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-04760

DWS Advisor Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	03/31

Date of reporting period:	03/31/08

ITEM 1.           REPORT TO STOCKHOLDERS

  MARCH 31, 2008

Annual Report to Shareholders

DWS Lifecycle Long Range Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Trustees and Officers

click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Although asset allocation among different asset classes generally limits risk and exposure to any one class, the risk remains that the investment advisor may favor an asset class that performs poorly relative to the other asset classes. The fund is subject to stock market risk, meaning stocks of companies the fund holds may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the fund, can decline and the investor can lose principal value. Investing in foreign securities presents certain risks, such as currency fluctuation, political and economic changes and market risks. Additionally, derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary March 31, 2008

Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated August 1, 2007 is 0.88% for Institutional Class shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended March 31, 2008.

To discourage short-term trading, the Fund imposed a 2% redemption fee on shareholders redeeming shares held less than 15 days, which had the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 3/31/08
DWS Lifecycle Long Range Fund	1-Year	3-Year	5-Year	10-Year
Institutional Class	-.40%	6.25%	9.36%	4.89%
Russell 1000® Index+	-5.40%	6.19%	11.86%	3.83%
S&P 500® Index+	-5.08%	5.85%	11.32%	3.50%
MSCI EAFE Index+	-2.70%	13.32%	21.40%	6.18%
Citigroup Broad Investment Grade Bond Index+	8.41%	5.77%	4.80%	6.13%
Lehman Brothers US Aggregate Index+	7.67%	5.48%	4.58%	6.04%
Asset Allocation Index — Long Range+	-.37%	5.56%	8.16%	4.69%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Institutional Class
Net Asset Value: 3/31/08	$ 10.22
3/31/07	$ 12.29
Distribution Information: Twelve Months as of 3/31/08: Income Dividends	$ .47
Capital Gain Distributions	$ 1.63
Institutional Class Lipper Rankings — Mixed-Asset Target Allocation Moderate Funds Category as of 3/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	153	of	457	34
3-Year	86	of	331	26
5-Year	74	of	235	32
10-Year	43	of	135	31

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Growth of an Assumed $1,000,000 Investment

[] DWS Lifecycle Long Range Fund — Institutional Class

[] Russell 1000 Index+

[] S&P 500 Index+

[] MSCI EAFE Index+

[] Citigroup Broad Investment Grade Bond Index+

[] Lehman Brothers US Aggregate Index+

[] Asset Allocation Index — Long Range+

Yearly periods ended March 31
Comparative Results as of 3/31/08
DWS Lifecycle Long Range Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$996,000	$1,199,300	$1,564,200	$1,611,200
	Average annual total return	-.40%	6.25%	9.36%	4.89%
Russell 1000 Index+	Growth of $1,000,000	$946,000	$1,197,500	$1,751,300	$1,456,600
	Average annual total return	-5.40%	6.19%	11.86%	3.83%
S&P 500 Index+	Growth of $1,000,000	$949,200	$1,186,000	$1,709,800	$1,411,100
	Average annual total return	-5.08%	5.85%	11.32%	3.50%

The growth of $1,000,000 is cumulative.

The minimum initial investment for the Institutional Class is $1,000,000.

Comparative Results as of 3/31/08
DWS Lifecycle Long Range Fund		1-Year	3-Year	5-Year	10-Year
MSCI EAFE Index+	Growth of $1,000,000	$973,000	$1,455,000	$2,637,300	$1,822,300
	Average annual total return	-2.70%	13.32%	21.40%	6.18%
Citigroup Broad Investment Grade Bond Index+	Growth of $1,000,000	$1,084,100	$1,183,400	$1,264,000	$1,813,100
	Average annual total return	8.41%	5.77%	4.80%	6.13%
Lehman Brothers US Aggregate Index+	Growth of $1,000,000	$1,076,700	$1,173,500	$1,251,200	$1,797,100
	Average annual total return	7.67%	5.48%	4.58%	6.04%
Asset Allocation Index — Long Range+	Growth of $1,000,000	$996,300	$1,176,100	$1,480,300	$1,581,000
	Average annual total return	-.37%	5.56%	8.16%	4.69%

The growth of $1,000,000 is cumulative.

The minimum initial investment for the Institutional Class is $1,000,000.

+ The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Index replaced the S&P 500 as the Fund's benchmark index because the advisor believes that it more accurately reflects the Fund's investment strategy.
The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.
The Citigroup Broad Investment Grade Bond Index is an unmanaged index which covers an all inclusive universe of institutionally traded US Treasury, agency, mortgage and corporate securities.
The Lehman Brothers US Aggregate Index is an unmanaged, market value-weighted measure of treasury issues, corporate bond issues and mortgage securities. The Lehman Brothers US Aggregate Index replaced the Citigroup Broad Investment Grade Bond Index because the advisor believes that it more accurately reflects the Fund's investment strategy.
The Asset Allocation Index — Long Range is calculated using the performance of six unmanaged indices representative of stocks (Russell 1000 Index effective January 1, 2007, S&P 500 Index until December 31, 2006, Russell 2000 Index, and MSCI EAFE Index), bonds (Citigroup Broad Investment Grade Bond Index until December 31, 2007, Lehman Brothers US Aggregate Index and Credit Suisse High Yield Index as of January 1, 2008) and cash (Merrill Lynch 3-month US Treasury Bill Index) weighted by their corresponding proportion of the Fund's neutral position (stocks: 60%; bonds: 35%; cash: 5%). These results are summed to produce the aggregate benchmark. The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks. Credit Suisse High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market. The Merrill Lynch 3-month US Treasury Bill Index is representative of the 3-month Treasury market.
Equity index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please see the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated August 1, 2007 is 0.93% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended March 31, 2008.

To discourage short-term trading, the Fund imposed a 2% redemption fee on shareholders redeeming shares held less than 15 days, which had the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

On July 25, 2003, Class S shares of the Fund were issued in conjunction with the combination of the Fund and Scudder Lifecycle Long Range Fund, each a feeder fund that had invested all of its investable assets in the same master portfolio. Returns shown for Class S shares for the period prior to July 25, 2003 are derived from the historical performance of the Institutional Class of the DWS Lifecycle Long Range Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of the Class S shares. Any difference in expenses will affect performance.

Average Annual Total Returns as of 3/31/08
DWS Lifecycle Long Range Fund	1-Year	3-Year	5-Year	10-Year
Class S	-.75%	5.94%	8.95%	4.48%
Russell 1000 Index+	-5.40%	6.19%	11.86%	3.83%
S&P 500 Index+	-5.08%	5.85%	11.32%	3.50%
MSCI EAFE Index+	-2.70%	13.32%	21.40%	6.18%
Citigroup Broad Investment Grade Bond Index+	8.41%	5.77%	4.80%	6.13%
Lehman Brothers US Aggregate Index+	7.67%	5.48%	4.58%	6.04%
Asset Allocation Index — Long Range+	-.37%	5.56%	8.16%	4.69%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 3/31/08	$ 9.79
3/31/07	$ 11.85
Distribution Information: Twelve Months as of 3/31/08: Income Dividends	$ .42
Capital Gain Distributions	$ 1.63
Class S Lipper Rankings — Mixed-Asset Target Allocation Moderate Funds Category as of 3/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	179	of	457	40
3-Year	105	of	331	32

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment

[] DWS Lifecycle Long Range Fund — Class S

[] Russell 1000 Index+

[] S&P 500 Index+

[] MSCI EAFE Index+

[] Citigroup Broad Investment Grade Bond Index+

[] Lehman Brothers US Aggregate Index+

[] Asset Allocation Index — Long Range+

Yearly periods ended March 31
Comparative Results as of 3/31/08
DWS Lifecycle Long Range Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$9,925	$11,891	$15,353	$15,502
	Average annual total return	-.75%	5.94%	8.95%	4.48%

The growth of $10,000 is cumulative.

Comparative Results as of 3/31/08
DWS Lifecycle Long Range Fund		1-Year	3-Year	5-Year	10-Year
Russell 1000 Index+	Growth of $10,000	$9,460	$11,975	$17,513	$14,566
	Average annual total return	-5.40%	6.19%	11.86%	3.83%
S&P 500 Index+	Growth of $10,000	$9,492	$11,860	$17,098	$14,111
	Average annual total return	-5.08%	5.85%	11.32%	3.50%
MSCI EAFE Index+	Growth of $10,000	$9,730	$14,550	$26,373	$18,223
	Average annual total return	-2.70%	13.32%	21.40%	6.18%
Citigroup Broad Investment Grade Bond Index+	Growth of $10,000	$10,841	$11,834	$12,640	$18,131
	Average annual total return	8.41%	5.77%	4.80%	6.13%
Lehman Brothers US Aggregate Index+	Growth of $10,000	$10,767	$11,735	$12,512	$17,971
	Average annual total return	7.67%	5.48%	4.58%	6.04%
Asset Allocation Index — Long Range+	Growth of $10,000	$9,963	$11,761	$14,803	$15,810
	Average annual total return	-.37%	5.56%	8.16%	4.69%

The growth of $10,000 is cumulative.

+ The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Index replaced the S&P 500 as the Fund's benchmark index because the advisor believes that it more accurately reflects the Fund's investment strategy.
The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.
The Citigroup Broad Investment Grade Bond Index is an unmanaged index which covers an all inclusive universe of institutionally traded US Treasury, agency, mortgage and corporate securities.
The Lehman Brothers US Aggregate Index is an unmanaged, market value-weighted measure of treasury issues, corporate bond issues and mortgage securities. The Lehman Brothers US Aggregate Index replaced the Citigroup Broad Investment Grade Bond Index because the advisor believes that it more accurately reflects the Fund's investment strategy.
The Asset Allocation Index — Long Range is calculated using the performance of six unmanaged indices representative of stocks (Russell 1000 Index effective January 1, 2007, S&P 500 Index until December 31, 2006, Russell 2000 Index, and MSCI EAFE Index), bonds (Citigroup Broad Investment Grade Bond Index until December 31, 2007, Lehman Brothers US Aggregate Index and Credit Suisse High Yield Index as of January 1, 2008) and cash (Merrill Lynch 3-month US Treasury Bill Index) weighted by their corresponding proportion of the Fund's neutral position (stocks: 60%; bonds: 35%; cash: 5%). These results are summed to produce the aggregate benchmark. The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks. Credit Suisse High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market. The Merrill Lynch 3-month US Treasury Bill Index is representative of the 3-month Treasury market.
Equity index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2007 to March 31, 2008).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2008
Actual Fund Return	Class S	Institutional Class
Beginning Account Value 10/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/08	$ 939.20	$ 940.70
Expenses Paid per $1,000*	$ 3.98	$ 2.67
Hypothetical 5% Fund Return	Class S	Institutional Class
Beginning Account Value 10/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/08	$ 1,020.90	$ 1,022.25
Expenses Paid per $1,000*	$ 4.14	$ 2.78
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class S	Institutional Class
DWS Lifecycle Long Range Fund	.82%	.55%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Lifecycle Long Range Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Lifecycle Long Range Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Aberdeen Asset Management Inc. ("AAMI"), a US registered investment advisor, is a subadvisor for the fund. With respect to the core bond and active fixed income portions of the fund only, AAMI makes the investment decisions, buys and sells securities, and conducts the research that leads to these purchase and sale decisions. AAMI is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. AAMI provides a full range of international investment advisory services to institutional and retail clients. AAMI is a direct, wholly owned subsidiary of Aberdeen Asset Management PLC, the parent company of an asset management group formed in 1983.

Portfolio Management Team

The following portfolio managers are responsible for the day-to-day management of the fund's investments, except for the passive equity, core bond and active fixed-income portions of the fund.

Thomas Picciochi

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1999, formerly serving as portfolio manager for Absolute Return Strategies, after 13 years of experience in various research and analysis positions at State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management.

Senior portfolio manager for Quantitative Strategies Portfolio Management: New York.

BA and MBA from University of Miami.

Joined the fund in 2005.

Robert Wang

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1995 as a portfolio manager for asset allocation after 13 years of experience in trading fixed income, foreign exchange and derivative products at J.P. Morgan.

Senior portfolio manager for global and tactical asset allocation portfolios, with a focus on quantitative asset allocation, portfolio risk control and derivatives trading management.

BS, University of Pennsylvania — The Wharton School.

Joined the fund in 2000.

Inna Okounkova

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Global Asset Allocation portfolio manager: New York.

Joined Deutsche Asset Management in 1999 as a quantitative analyst, becoming an associate portfolio manager in 2001.

Joined the fund in 2007.

BS, MS, Moscow State University; MBA, University of Chicago.

Jin Chen, CFA

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Senior portfolio manager for Global Strategies: New York.

Joined Deutsche Asset Management in 1999; prior to that, served as portfolio manager for Absolute Return Strategies and as a fundamental equity analyst and portfolio manager for Thomas White Asset Management.

Joined the fund in 2007.

BS, Nanjing University; MS, Michigan State University.

Julie Abbett

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Senior portfolio manager for Global Quantitative Equity: New York.

Joined Deutsche Asset Management in 2000 after four years of combined experience as a consultant with equity trading services for BARRA, Inc. and a product developer for FactSet Research.

Joined the fund in 2007.

BA, University of Connecticut.

Gary Sullivan, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1996 and the fund in 2007. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.

BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Matthias Knerr, CFA

Managing Director, Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1995 as a member of the International Equity team, serving as portfolio manager and investment analyst, and joined the fund in 2007.

Senior portfolio manager for International Select Equity and International Equity Strategies: New York.

Previously served as portfolio manager for the Deutsche European Equity Fund and the Deutsche Global Select Equity Fund, and as head of global equity research team for Capital Goods sector: London.

BS, Pennsylvania State University.

The following portfolio managers are responsible for the day-to-day management of the core bond and active fixed-income portion of the fund.

Gary W. Bartlett, CFA

Head of US Fixed Income and senior portfolio manager specializing in taxable municipal, utility and government fixed income investments: Philadelphia.

Joined Aberdeen Asset Management Inc. and the fund in 2005.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1992 after nine years of experience as an analyst and fixed income portfolio manager at PNC Financial and credit analyst at First Pennsylvania Bank.

BA from Bucknell University; MBA from Drexel University.

Warren S. Davis, III

Senior portfolio manager for mortgage- and asset-backed fixed income investments: Philadelphia.

Joined Aberdeen Asset Management Inc. and the fund in 2005.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1995 after nine years of experience as a trader, analyst and developer of analytical and risk management systems for PaineWebber and Merrill Lynch.

BS from Pennsylvania State University; MBA from Drexel University.

Thomas J. Flaherty

Senior portfolio manager for corporate and taxable municipal fixed income investments: Philadelphia.

Joined Aberdeen Asset Management Inc. and the fund in 2005.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1995 after 10 years of fixed income experience, including vice president for US taxable fixed income securities at Prudential Securities.

BA from SUNY Stony Brook.

J. Christopher Gagnier

Head of Core Plus Fixed Income product and senior portfolio manager for corporate and commercial mortgages: Philadelphia.

Joined Aberdeen Asset Management Inc. and the fund in 2005.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1997 after 17 years of experience in fixed income investments at PaineWebber and Continental Bank.

BS from Wharton School of Business; MBA from University of Chicago.

Daniel R. Taylor, CFA

Senior portfolio manager for asset-backed and commercial mortgage fixed income investments: Philadelphia.

Joined Aberdeen Asset Management Inc. and the fund in 2005.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1998 after six years of experience as fixed income portfolio manager and senior credit analyst for CoreStates Investment Advisors.

BS from Villanova University.

Timothy C. Vile, CFA

Senior portfolio manager for Core Fixed Income and Global Aggregate Fixed Income: Philadelphia.

Joined Aberdeen Asset Management Inc. and the fund in 2005.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1991 as member of Core Fixed Income; seconded to the London office from January 1999 to June 2002 to design and develop the firm's European Credit and Global Aggregate capabilities; before joining Deutsche Asset Management, he had six years of experience that included portfolio manager for fixed income portfolios at Equitable Capital Management.

BS from Susquehanna University.

William T. Lissenden

Portfolio manager for Core Fixed Income: Philadelphia.

Joined Aberdeen Asset Management Inc. and the fund in 2005.

Formerly, Director of Deutsche Asset Management; joined Deutsche Asset Management in 2002 after 31 years of experience, including fixed income strategist and director of research at Conseco Capital Management, director of fixed income research and product management at Prudential Securities and national sales manager for fixed income securities at Prudential Securities.

BS from St. Peter's College; MBA from Baruch College.

In the following interview, Portfolio Managers Thomas Picciochi, Inna Okounkova and Robert Wang address the economy, markets, portfolio management strategy and resulting performance of DWS Lifecycle Long Range Fund for the 12 months ended March 31, 2008.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How would you describe market conditions over the last year?

A: The tone of the US equity market has changed considerably over the last 12 months. Except for a period of weakness in late February and early March, equity markets were quite strong during the first half of 2007. By the end of May, most indices were at or near their all-time highs. Following an increase in volatility during the summer, a September rally was sparked in part by the first of the US Federal Reserve Board's (the Fed's) series of interest rate reductions.

The last quarter of 2007 and the early months of 2008 represented a period of considerable economic uncertainty and significant turmoil throughout capital markets. What began as a correction in the US housing market accelerated into a crisis in the subprime mortgage market with profound implications for the entire economy. By early 2008, there had been pronounced changes in attitudes toward risk in financial markets, as demonstrated by wider credit spreads, severe dislocation in short-term credit markets, overall tightening of financial conditions and an increasingly volatile equity market. The Fed reduced interest rates six times between September 2007 and March 2008, striving to strike a balance between providing liquidity to financial markets and keeping inflation at a moderate level. Even with this stimulus, recent trends in employment, consumer spending and other indicators have led many economists to forecast that the US will experience a recession during 2008.

In this challenging economic environment, most US equity indices posted negative returns for the 12 months ended March 31, 2008. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, posted a negative return of -6.06% for the period.1 There was a change in market leadership in 2007: After a period of approximately seven years during which small-cap stocks generally outperformed large-cap stocks, large-cap stocks regained market leadership as investors became less comfortable with risk. The Russell 1000® Index, which measures performance of large-cap stocks, returned -5.40%, while the small-cap Russell 2000® Index returned -13.00%.2 Growth stocks performed better than value stocks: the Russell 3000® Growth Index returned -1.45%, while the Russell 3000® Value Index returned -10.60%.3 Most international markets performed better than the US market: return of the MSCI EAFE® Index, which measures performance of a broad range of international markets, was -2.70%.4 Emerging markets were much stronger than developed markets: return of the MSCI Emerging Markets Index was 21.33%.5

1 The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.
2 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
3 The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Value Index is an unmanaged index that measures the performance of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.
4 The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.
Equity index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
5 The MSCI Emerging Markets Index is a float-adjusted capitalization-weighted index created by Morgan Stanley Capital International to measure market performance in global emerging markets.
MSCI indices are calculated using closing market prices and translate to US dollars using the London close foreign exchange rates.

Returns in the US fixed-income market were positive, with the best returns from the least risky securities, particularly near the end of the period, as investors demonstrated a reduced tolerance for risk. In recent months, the market for non-government-backed bonds has experienced unprecedented volatility, as investors sought to avoid risk. The Lehman Brothers US Aggregate Index, which measures return of the bond market as a whole, posted a return of 7.67%.6 Return of the Merrill Lynch 1-5 Year Treasury Index was 10.58%.7 Returns on cash equivalents were less than bond returns; return of the Merrill Lynch 3-month T-bill index was 4.62%.8

6 The Lehman Brothers US Aggregate Index is an unmanaged, market-value-weighted measure of treasury issues, corporate bond issues and mortgage securities.
7 The Merrill Lynch 1-5 Year US Treasury index is an index of US Treasury securities with maturities of one to five years. It is constructed by Merrill Lynch & Co. and is frequently used as a measure of returns on US Treasury securities.
8 The Merrill Lynch 3-month T-bill index is an index of US Treasury securities with maturities of three months or less. It is constructed by Merrill Lynch & Co. and is frequently used as a measure of short-term returns on cash investments.
Equity index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q: How is DWS Lifecycle Long Range Fund managed?

A: The fund invests in a mix of stocks, bonds and short-term investments, with a strategic allocation to each asset class. To derive the strategic asset allocation we use a proprietary methodology that consists of several steps. First, we derive long-term equilibrium return forecasts, taking into account long-term factors such as productivity rates and inflation expectations. Then we combine the equilibrium returns with medium-term views. Finally we use the medium-term forecasts to derive optimal asset allocation using a proprietary optimization system. The current target allocation is 43% in large-cap equities, 7% in small-cap equities, 10% in international equities, 32% in investment-grade bonds, 3% in high-yield bonds and 5% in cash equivalents. We review strategic asset allocation at least annually.

In the equity portion of the portfolio, we use several quantitative and qualitative security selection strategies designed to achieve long-term outperformance by systematically exploring market inefficiency. For US equities, our quantitative stock selection model uses a broad range of information from companies' balance sheets, income statements and cash flow statements. The signals are selected based on statistical evidence and economic intuition.

In managing the bond portion of the portfolio, we use a core fixed-income strategy to select bonds based on a number of characteristics, in an effort to outperform the Lehman Brothers US Aggregate Index. We have also allocated a smaller portion of the fixed-income to high-yield bonds since the end of 2007.

In addition to the main investment strategy, we employ a Global Tactical Asset Allocation (GTAA) overlay, which is designed to add value by benefiting from short-term mispricings within global equity, bond and currency markets. This strategy is expected to have a low correlation to the fund's security holdings. It utilizes stock and bond futures and currency forwards to take long and short positions in different asset classes without having to make dramatic shifts in the stock, bond and cash allocations of the underlying strategies, which are maintained at the percentages specific to the fund and are rebalanced to these percentages each month.9

9 Futures and options are used as a low-cost method for gaining exposure to a particular securities market without investing directly in those securities. Forward currency transactions are the purchase or sale of a foreign currency at an exchange rate established now, but with payment and delivery at a specified future time. Forward currency transactions are used as hedges and, where possible, to add to investment returns.

The GTAA strategy combines diverse macro investment views from various investment teams within Deutsche Asset Management. Since a single investment approach rarely works in all market conditions, the teams are chosen to diversify investment approaches, thereby enhancing the expected return for a given level of risk. The collective views are then used to determine GTAA's positions using a disciplined risk-managed process. The result is a collection of long and short investment positions within global equity, bond and currency markets designed to generate excess returns that have little correlation to major markets.10 The positions are then implemented by the GTAA portfolio managers using futures and forward contracts. The GTAA portfolio managers consider factors such as liquidity, cost, margin requirement and credit quality when selecting the appropriate derivative instrument.11

10 Long positions represent ownership of a security in the expectation that its price will rise. Short positions represent the sale of a contract on a security that is not owned.
11 Credit quality is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA, and so forth. The lower the rating, the higher the probability of default.

Q: How did the fund perform during the period?

A: We find that the best way to evaluate performance is to compare returns to those of a peer group of funds that allocate assets among several asset classes. For the 12 months ended March 31, 2008, DWS Lifecycle Long Range Fund had a return of -0.40% (Institutional Class). The fund outperformed its Lipper peer group of Mixed-Asset Target Allocation Moderate Funds, which had an average return of -1.68%.12

12 The Lipper Mixed-Asset Target Allocation Moderate Funds category is a group of mutual funds that, by portfolio practice, maintain a mix of 0% to 60% equity securities, with the remainder invested in bonds, cash and cash equivalents. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: What decisions had the greatest effect on the fund's performance over the period?

A: The fund's strategic asset allocation contributed to performance. During this fiscal year, we have implemented significant changes to the strategy of the fund. We diversified further its strategic asset allocation, adding three new asset classes: international equities, US small-cap equities and high-yield bonds. Because of these changes, turnover was higher than usual, as we adjusted the portfolio to reflect a wider range of investment options. Because of the new asset categories now included in the portfolio, there are far more holdings than in the past.

It is too early to analyze the impact of the new strategic asset allocation, as the transition was completed at the end of March. Prior to that, strategic asset allocation of the fund was static and it was represented by three major asset classes: US large cap equities with 55% allocation, investment grade bonds with 35% allocation and cash with a 10% allocation. The current target strategic mix is:

US large cap equities	43%
US small cap equities	7%
International equities	10%
Investment grade bonds	32%
High-Yield bonds	3%
Cash	5%

Asset allocation are subject to change.

Going forward strategic asset allocation of the fund will be reviewed periodically.

The Global Tactical Asset Allocation overlay made a positive contribution to return over the period and was a major factor that enabled the fund to outperform its peer group. Positive performance came mainly from the equity and currency positions. In equities, the major contributors were a long position in the Hang Seng Stock Index and a short position in the S&P 500® Index.13 Strength in Asian economies caused Asian equity markets to rally to new highs during 2007, while US equity markets struggled from credit concerns and weakening economic fundamentals. In currencies, long positions in the major G10 currencies contributed to performance, as the US dollar weakened significantly against most of these currencies.14 The New Zealand dollar, one of the fund's largest long currency positions, was the largest contributor as strength in carry trades during the latter half of 2007 helped this high-yielding currency.15 In fixed income, positive performance from the fund's net long fixed-income position was offset by a predominantly short US Treasury position.

13 The Hang Seng Stock Index is a free float-adjusted capitalization-weighted index used to measure performance of the Hong Kong stock market. Index returns assume reinvestment of dividends and, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.
14 The G10 currencies are currencies of a group of countries whose central banks have agreed to participate in a borrowing agreement under which financial resources are made available to all participants. Current members are Brazil, Canada, France, Germany, Italy, Japan, the Netherlands, Sweden, Switzerland, the United Kingdom and the United States.
15 Carry trade is a strategy in which an investor sells a certain currency with a relatively low interest rate and uses the proceeds to purchase a different currency yielding a higher interest rate.

The major negative effect on performance was the core fixed-income strategy. During this period when the least risky bonds performed best, the portfolio's fixed-income sleeve was overweight relative to the Lehman Brothers US Aggregate Index in bonds that carry a greater degree of credit risk.16 In an extraordinarily volatile bond market, spreads between government-backed bonds and bonds that carry some degree of credit risk have widened dramatically. However, the fixed-income sleeve managers believe that technical trends cannot cause a bond to default, and the underlying credit quality of bonds will drive their returns over the long term. In managing the fixed-income sleeve of the portfolio, they continue to focus on fundamentals and to position the portfolio to benefit from a future recovery in the market.

16 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Q: Do you have other comments for shareholders?

A: While the current environment involves risks including a slowing in the US economy and political instability in many parts of the world, we believe there is potential for global economic growth over the long term. During times of uncertainty with regard to geopolitical risks, economic growth and inflation, this fund, with its investments in multiple asset classes, could be a good investment because of its relatively low volatility and good risk-adjusted returns. Of course, past performance is no guarantee of future results.

We believe that a disciplined asset allocation fund such as DWS Lifecycle Long Range Fund offers investors the potential to take advantage of a wide range of investment opportunities with a moderate degree of risk.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	3/31/08	3/31/07

Common Stocks	58%	53%
Bonds	35%	35%
Cash Equivalents	7%	12%
	100%	100%
Geographical Diversification (As a % of Common Stocks)	3/31/08	3/31/07

United States	78%	100%
Europe (excluding United Kingdom)	9%	—
Japan	2%	—
Pacific Basin	3%	—
United Kingdom	2%	—
Other	6%	—
	100%	100%

Asset allocation and geographical diversification are subject to change.

Five Largest Equity Holdings at March 31, 2008 (6.2% of Net Assets)
1. ExxonMobil Corp. Explorer and producer of oil and gas	2.0%
2. Microsoft Corp. Developer of computer software	1.3%
3. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	1.0%
4. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	1.0%
5. Verizon Communications, Inc. Provider of advanced communication and information technology services	0.9%
Five Largest Fixed-Income Long-Term Securities at March 31, 2008 (3.9% of Net Assets)
1. US Treasury Note 4.875%, 8/31/2008	1.4%
2. US Treasury Bond 4.75%, 2/15/2037	1.0%
3. US Treasury Note 3.5%, 2/15/2018	0.6%
4. Wells Fargo Mortgage Backed Securities Trust 5.109%, 3/25/2036	0.5%
5. SPI Electricity Property Ltd. 7.25%, 12/1/2016	0.4%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 25. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of March 31, 2008

	Shares	Value ($)

Common Stocks 57.9%
Consumer Discretionary 6.1%
Auto Components 0.5%
Aftermarket Technology Corp.*	7,100	138,024
Aisin Seiki Co., Ltd.	100	3,749
American Axle & Manufacturing Holdings, Inc.	6,100	125,050
Amerigon, Inc.*	6,100	90,280
Autoliv, Inc.	38,100	1,912,620
Bridgestone Corp.	400	6,835
Compagnie Generale des Etablissements Michelin "B"	157	16,386
Continental AG	138	14,063
Cooper Tire & Rubber Co.	16,700	249,999
Denso Corp.	300	9,724
Lear Corp.*	10,600	274,646
Magna International, Inc. "A"	500	36,358
Nokian Renkaat Oyj	17,635	752,541
Rieter Holding AG (Registered)	24	9,182
Toyota Industries Corp.	200	7,219
		3,646,676
Automobiles 0.1%
Daimler AG (Registered)	823	70,308
Fiat SpA	4,201	97,034
Honda Motor Co., Ltd.	900	25,794
Nissan Motor Co., Ltd.	1,400	11,619
PSA Peugeot Citroen	169	13,126
Renault SA	194	21,465
Suzuki Motor Corp.	26,000	658,247
Toyota Motor Corp.	1,500	75,595
Volkswagen AG	138	40,000
		1,013,188
Distributors 0.0%
Li & Fung Ltd.	40,000	148,887
Diversified Consumer Services 0.1%
DeVry, Inc.	7,600	317,984
Sotheby's	3,900	112,749
		430,733
Hotels Restaurants & Leisure 1.0%
Accor SA	229	16,721
AFC Enterprises, Inc.*	3,500	31,465
Aristocrat Leisure Ltd.	3,352	29,499
Bob Evans Farms, Inc.	10,700	295,213
Carnival PLC	221	8,856
CEC Entertainment, Inc.*	1,400	40,432
Chipotle Mexican Grill, Inc. "B"*	1,400	135,926
CKE Restaurants, Inc.	26,800	300,696
Compass Group PLC	2,073	13,256
Enterprise Inns PLC	717	5,705
InterContinental Hotel Group PLC	373	5,637
Lottomatica SpA	456	14,216
P.F. Chang's China Bistro, Inc.*	9,900	281,556
Premier Exhibitions, Inc.*	5,400	32,616
Royal Caribbean Cruises Ltd.	39,400	1,296,260
Shangri-La Asia Ltd.	22,000	59,689
Sodexho Alliance SA	129	7,941
TABCORP Holdings Ltd.	5,134	66,391
Tatts Group Ltd.	10,534	33,502
Town Sports International Holdings, Inc.*	14,500	92,945
TUI AG*	232	5,948
Whitbread PLC	338	7,827
WMS Industries, Inc.*	8,200	294,954
Yum! Brands, Inc.	126,200	4,695,902
		7,773,153
Household Durables 0.5%
American Greetings Corp. "A"	11,300	209,615
Blyth, Inc.	7,100	140,012
CSS Industries, Inc.	7,500	262,200
Daiwa House Industry Co., Ltd.	1,000	10,018
Electrolux AB "B"	1,200	19,729
Garmin Ltd.	30,500	1,647,305
Hooker Furniture Corp.	9,700	216,698
Husqvarna AB "B"	1,300	15,673
La-Z-Boy, Inc.	1,900	15,846
Libbey, Inc.	8,000	134,720
Makita Corp.	7,000	220,508
Matsushita Electric Industrial Co., Ltd.	1,000	21,728
NVR, Inc.*	1,100	657,250
Persimmon PLC	383	5,814
Pioneer Corp.	16,100	160,414
Sekisui House Ltd.	1,000	9,287
Sharp Corp.	1,000	17,052
Sony Corp.	600	24,001
Taylor Wimpey PLC	1,575	5,859
Tupperware Brands Corp.	4,400	170,192
		3,963,921
Internet & Catalog Retail 0.1%
FTD Group, Inc.	15,600	209,352
GSI Commerce, Inc.*	4,700	61,805
Home Retail Group PLC	1,046	5,423
Priceline.com, Inc.*	1,100	132,946
Systemax, Inc.	14,300	172,458
		581,984
Leisure Equipment & Products 0.0%
Callaway Golf Co.	11,300	165,884
JAKKS Pacific, Inc.*	2,400	66,168
Sturm, Ruger & Co., Inc.*	900	7,416
		239,468
Media 1.9%
British Sky Broadcasting Group PLC	1,175	13,021
DG Fastchannel, Inc.*	9,900	189,882
DISH Network Corp. "A"*	125,000	3,591,250
Fairfax Media Ltd.	11,534	36,689
Gestevision Telecinco SA	6,796	138,299
Global Sources Ltd.*	7,240	107,514
ITV PLC	4,753	5,970
Lagardere SCA	166	12,427
Liberty Global, Inc. "A"*	100,300	3,418,224
Mediaset SpA	4,231	39,234
Modern Times Group MTG AB "B"	250	17,439
Pearson PLC	966	13,053
Publicis Groupe	212	8,108
Reed Elsevier NV	1,844	35,181
Reed Elsevier PLC	1,235	15,739
Regal Entertainment Group "A"	21,100	407,019
Reuters Group PLC	1,263	14,536
Scholastic Corp.*	10,100	305,727
Seat Pagine Gialle SpA	27,435	4,760
Shaw Communications, Inc. "B"	1,700	31,103
Singapore Press Holdings Ltd.	293,000	982,943
The DIRECTV Group, Inc.*	174,000	4,313,460
Thomson Corp.	1,100	36,994
Vivendi	1,187	46,434
Wolters Kluwer NV	890	23,582
WPP Group PLC	1,283	15,300
Yell Group PLC	1,016	3,105
Yellow Pages Income Fund (Unit)	1,300	13,286
		13,840,279
Multiline Retail 0.0%
Canadian Tire Corp. Ltd. "A"	400	25,817
Marks & Spencer Group PLC	1,707	13,116
Next PLC	252	5,695
PPR	86	12,770
		57,398
Specialty Retail 1.6%
Best Buy Co., Inc.	80,700	3,345,822
Christopher & Banks Corp.	20,200	201,798
Esprit Holdings Ltd.	77,200	925,651
Hennes & Mauritz AB "B"	2,125	130,734
Hot Topic, Inc.*	20,800	89,648
Industria de Diseno Textil SA	15,074	837,454
Jo-Ann Stores, Inc.*	11,400	167,922
Kingfisher PLC	2,909	7,618
New York & Co., Inc.*	21,900	125,706
Office Depot, Inc.*	135,800	1,500,590
Rent-A-Center, Inc.*	16,200	297,270
RONA, Inc.*	700	9,732
Shoe Carnival, Inc.*	6,400	86,592
The Buckle, Inc.	5,700	254,961
TJX Companies, Inc.	106,900	3,535,183
West Marine, Inc.*	6,200	43,214
Yamada Denki Co., Ltd.	70	6,064
		11,565,959
Textiles, Apparel & Luxury Goods 0.3%
Adidas AG	3,993	265,648
Billabong International Ltd.	1,725	20,604
Burberry Group PLC	630	5,632
Compagnie Financiere Richemont SA "A" (Unit)	9,176	515,295
Fossil, Inc.*	8,700	265,698
G-III Apparel Group Ltd.*	6,700	89,914
Gildan Activewear, Inc.*	600	22,633
Hermes International	82	10,238
Luxottica Group SpA	740	18,636
LVMH Moet Hennessy Louis Vuitton SA	250	27,870
Movado Group, Inc.	6,800	132,532
Oxford Industries, Inc.	3,900	87,867
Perry Ellis International, Inc.*	11,300	246,679
Swatch Group AG (Bearer)	143	38,222
Swatch Group AG (Registered)	241	12,374
The Warnaco Group, Inc.*	6,100	240,584
		2,000,426
Consumer Staples 4.7%
Beverages 0.9%
Asahi Breweries Ltd.	1,100	22,757
Carlsberg AS "B"	3,925	502,139
Coca-Cola Amatil Ltd.	3,041	23,623
Diageo PLC	2,872	57,902
Foster's Group Ltd.	10,895	50,980
Heineken NV	1,014	58,925
InBev NV	6,320	557,210
Kirin Holdings Co., Ltd.	2,000	38,069
Pepsi Bottling Group, Inc.	82,200	2,787,402
PepsiAmericas, Inc.	2,100	53,613
PepsiCo, Inc.	40,000	2,888,000
Pernod Ricard SA	460	47,370
SABMiller PLC	1,041	22,804
Scottish & Newcastle PLC	992	15,555
		7,126,349
Food & Staples Retailing 1.4%
Aeon Co., Ltd.	1,700	20,556
Alimentation Couche-Tard, Inc. "B"	1,800	28,216
BJ's Wholesale Club, Inc.*	29,200	1,042,148
Carrefour SA	1,564	120,648
Casino Guichard-Perrachon SA	123	14,760
Colruyt SA	122	31,501
Delhaize Group	731	57,474
George Weston Ltd.	700	32,202
Ingles Markets, Inc. "A"	4,500	110,655
J Sainsbury PLC	1,965	13,374
Kesko Oyj "B"	199	10,287
Koninklijke Ahold NV*	5,352	79,412
Kroger Co.	144,800	3,677,920
Loblaw Companies Ltd.	1,400	41,477
Metro AG	2,070	167,127
Olam International Ltd.	59,000	93,101
Ruddick Corp.	2,200	81,092
Safeway, Inc.	23,200	680,920
Seven & I Holdings Co., Ltd.	2,100	53,381
Shoppers Drug Mart Corp.	4,800	242,888
Tesco PLC	8,774	66,275
Wal-Mart Stores, Inc.	66,200	3,487,416
Wesfarmers Ltd.	2,182	80,098
Woolworths Ltd.	6,525	173,375
		10,406,303
Food Products 0.5%
Ajinomoto Co., Inc.	2,000	20,469
Cadbury Schweppes PLC	2,401	26,372
Cal-Maine Foods, Inc.	6,600	220,308
Danisco AS	1,250	91,342
Darling International, Inc.*	1,600	20,720
Flowers Foods, Inc.	17,500	433,125
Fresh Del Monte Produce, Inc.*	9,600	349,440
Groupe Danone	1,115	99,803
IAWS Group PLC	3,674	86,362
Imperial Sugar Co.	7,800	146,796
Kerry Group PLC "A"	3,767	117,523
Nestle SA (Registered)	2,227	1,113,305
Nissin Food Products Co., Ltd.	200	6,751
Parmalat SpA	4,471	17,172
Saputo, Inc.	1,800	48,540
Tate & Lyle PLC	684	7,329
Unilever NV (CVA)	7,132	239,653
Unilever PLC	1,440	48,584
Wm. Wrigley Jr. Co.	6,300	395,892
Yakult Honsha Co., Ltd.	300	9,348
		3,498,834
Household Products 0.6%
Colgate-Palmolive Co.	55,200	4,300,632
Kao Corp.	1,000	28,360
Procter & Gamble Co.	3,000	210,210
		4,539,202
Personal Products 0.5%
Beiersdorf AG	1,136	95,549
Herbalife Ltd.	80,100	3,804,750
L'Oreal SA	650	82,667
Shiseido Co., Ltd.	1,000	26,461
		4,009,427
Tobacco 0.8%
Altria Group, Inc.	54,500	1,209,900
British American Tobacco PLC	1,673	62,780
Imperial Tobacco Group PLC	4,963	228,307
Japan Tobacco, Inc.	165	827,297
Loews Corp. — Carolina Group	5,300	384,515
Philip Morris International, Inc.*	54,500	2,756,610
Swedish Match AB	18,600	405,307
		5,874,716
Energy 7.4%
Energy Equipment & Services 1.6%
Acergy SA	500	10,693
Aker Kvaerner ASA	450	10,297
Atwood Oceanics, Inc.*	3,300	302,676
Bristow Group, Inc.*	5,900	316,653
Dawson Geophysical Co.*	2,200	148,500
FMC Technologies, Inc.*	17,000	967,130
Fugro NV (CVA)	1,167	90,613
Global Industries Ltd.*	131,500	2,115,835
Grey Wolf, Inc.*	35,700	242,046
Gulf Island Fabrication, Inc.	3,700	106,264
Oil States International, Inc.*	200	8,962
Petroleum Geo-Services ASA	450	11,191
Prosafe SE	500	7,882
SBM Offshore NV	2,847	91,812
Seadrill Ltd.	700	18,845
Superior Energy Services, Inc.*	68,400	2,710,008
Technip SA	115	8,900
Transocean, Inc.*	32,338	4,372,098
Union Drilling, Inc.*	11,700	204,633
WorleyParsons Ltd.	594	18,244
		11,763,282
Oil, Gas & Consumable Fuels 5.8%
Alpha Natural Resources, Inc.*	6,200	269,328
BG Group PLC	22,315	516,767
Bois d'Arc Energy, Inc.*	13,600	292,264
BP PLC	5,924	59,983
Brigham Exploration Co.*	13,800	83,766
Caltex Australia Ltd.	620	7,391
Cameco Corp.	200	6,594
Canadian Natural Resources Ltd.	300	20,538
Canadian Oil Sands Trust (Unit)	200	8,086
Chevron Corp.	83,640	7,139,510
Clayton Williams Energy, Inc.*	5,900	309,691
Comstock Resources, Inc.*	9,600	386,880
ConocoPhillips	77,600	5,913,896
Enbridge, Inc.	200	8,248
EnCana Corp.	400	30,474
Eni SpA	4,950	168,733
ExxonMobil Corp.	180,200	15,241,316
Frontline Ltd.	39,600	1,822,392
Gazprom (ADR) (REG S)	14,750	752,838
Hess Corp.	41,800	3,685,924
Husky Energy, Inc.	200	7,831
Imperial Oil Ltd.	200	10,483
INPEX Holdings, Inc.	8	89,807
KazMunaiGas Exploration Production (GDR) 144A	11,500	288,075
Knightsbridge Tankers Ltd.	2,800	74,704
Mariner Energy, Inc.*	13,000	351,130
Nexen, Inc.	300	8,903
Nippon Mining Holdings, Inc.	9,500	50,596
Nippon Oil Corp.	13,000	82,096
OMV AG	2,431	160,633
Origin Energy Ltd.	2,837	23,798
Paladin Energy Ltd.*	2,182	10,216
Petro-Canada	300	13,070
Petroleo Brasileiro SA (ADR)	3,500	357,385
PetroQuest Energy, Inc.*	17,100	296,514
Repsol YPF SA	13,503	466,008
Royal Dutch Shell PLC "A"	1,131	39,020
Royal Dutch Shell PLC "B"	862	29,015
Santos Ltd.	2,378	31,821
St. Mary Land & Exploration Co.	2,600	100,100
StatoilHydro ASA	22,900	688,584
Suncor Energy, Inc.	200	19,331
Sunoco, Inc.	49,500	2,597,265
Swift Energy Co.*	6,600	296,934
Talisman Energy, Inc.	700	12,419
TonenGeneral Sekiyu KK	2,000	17,137
Total SA	8,550	635,769
Woodside Petroleum Ltd.	1,604	79,839
		43,563,102
Financials 8.9%
Capital Markets 2.7%
3i Group PLC	36,920	608,077
Bank of New York Mellon Corp.	122,700	5,120,271
Charles Schwab Corp.	197,400	3,717,042
Credit Suisse Group (Registered)	847	43,103
Daiwa Securities Group, Inc.	1,000	8,705
GFI Group, Inc.	500	28,650
IGM Financial, Inc.	200	8,805
Janus Capital Group, Inc.	15,600	363,012
Lehman Brothers Holdings, Inc.	79,200	2,981,088
Mediobanca SpA	1,048	21,471
Nomura Holdings, Inc.	1,300	19,557
Northern Trust Corp.	75,000	4,985,250
Prospect Capital Corp.	17,396	264,767
Raymond James Financial, Inc.	17,200	395,256
The Goldman Sachs Group, Inc.	4,600	760,794
UBS AG (Registered)	1,659	48,287
Waddell & Reed Financial, Inc. "A"	12,400	398,412
		19,772,547
Commercial Banks 2.2%
Allied Irish Banks PLC	7,336	155,278
Australia & New Zealand Banking Group Ltd.	1,305	27,006
Banca Monte dei Paschi di Siena SpA	1,361	6,021
Banca Popolare di Milano Scarl	596	6,538
Banco Bilbao Vizcaya Argentaria SA	4,032	88,799
Banco Bradesco SA (ADR) (Preferred)	12,700	352,552
Banco Comercial Portugues SA (Registered)	37,880	123,175
Banco Espirito Santo SA (Registered)	4,453	77,444
Banco Popular Espanol SA	820	14,888
Banco Santander SA	6,459	128,688
BanColombia SA (ADR) (REG S) (Preferred)	5,200	184,392
Bank of East Asia Ltd.	4,000	20,120
Bank of Ireland	8,336	123,417
Bank of Montreal	400	17,906
Bank of Nova Scotia	800	36,280
Barclays PLC	2,184	19,773
BB&T Corp.	5,500	176,330
BNP Paribas	3,411	344,698
BOC Hong Kong (Holdings) Ltd.	10,000	24,099
Boston Private Financial Holdings, Inc.	6,600	69,894
Canadian Imperial Bank of Commerce	300	19,319
Center Financial Corp.	2,300	20,838
Citizens Republic Bancorp., Inc.	1,800	22,374
City Holding Co.	2,900	115,710
Commerzbank AG	967	30,263
Commonwealth Bank of Australia	903	34,650
Community Bank System, Inc.	1,300	31,928
Credit Agricole SA	542	16,805
Danske Bank AS	5,200	192,163
DBS Group Holdings Ltd.	8,000	105,225
Deutsche Postbank AG	94	8,982
Dexia SA	985	28,062
DnB NOR ASA	8,400	128,025
Erste Bank der oesterreichischen Sparkassen AG	8,141	529,812
First Financial Bankshares, Inc.	800	32,784
FirstMerit Corp.	10,400	214,864
Grupo Financiero Banorte SAB de CV "O"	74,800	324,003
Hang Seng Bank Ltd.	1,900	34,572
HBOS PLC	1,192	13,244
HSBC Holdings PLC (Registered)	44,914	739,730
Hypo Real Estate Holding AG	213	5,543
ICICI Bank Ltd. (ADR)	1,400	53,466
Intesa Sanpaolo	89,515	632,578
Intesa Sanpaolo (RNC)	641	4,232
Jyske Bank AS (Registered)*	700	47,064
KBC Groep NV	2,558	331,652
Lloyds TSB Group PLC	1,913	17,163
Mitsubishi UFJ Financial Group, Inc.	5,300	46,131
Mizuho Financial Group, Inc.	6	22,113
National Australia Bank Ltd.	1,170	32,399
National Bank of Canada	200	9,321
National Bank of Greece SA	5,500	292,008
National Penn Bancshares, Inc.	8,600	156,434
NBT Bancorp., Inc.	1,400	31,080
Nordea Bank AB	6,000	97,386
Old National Bancorp.	9,800	176,400
Oriental Financial Group, Inc.	13,300	262,143
Oversea-Chinese Banking Corp., Ltd.	17,000	100,571
Raiffeisen International Bank-Holding AG	855	117,037
Resona Holdings, Inc.	4	6,788
Royal Bank of Canada	1,000	46,714
Royal Bank of Scotland Group PLC	3,121	20,883
Shinsei Bank Ltd.	2,000	6,624
Skandinaviska Enskilda Banken AB "A"	1,300	34,086
Societe Generale	4,295	419,819
Standard Chartered PLC	10,493	358,496
Sterling Bancshares, Inc.	19,900	197,806
Sumitomo Mitsui Financial Group, Inc.	4	26,411
Sumitomo Trust & Banking Co., Ltd.	1,000	6,903
Susquehanna Bancshares, Inc.	13,800	281,106
SVB Financial Group*	9,100	397,124
Svenska Handelsbanken AB "A"	1,300	37,901
Sydbank AS	750	27,310
Taylor Capital Group, Inc.	4,700	77,174
The Bank of Yokohama Ltd.	1,000	6,911
The Shizuoka Bank Ltd.	1,000	11,944
Tompkins Financial Corp.	1,500	73,800
UniCredito Italiano SpA	63,580	425,030
Unione di Banche Italiane ScpA	562	14,430
United Overseas Bank Ltd.	9,000	125,900
VTB Bank OJSC (GDR) 144A*	42,900	310,167
Wells Fargo & Co.	223,400	6,500,940
WesBanco, Inc.	4,400	108,724
Westpac Banking Corp.	1,312	28,592
		16,626,955
Consumer Finance 0.1%
Dollar Financial Corp.*	10,500	241,500
EZCORP., Inc. "A"*	16,400	201,884
ORIX Corp.	70	9,574
		452,958
Diversified Financial Services 0.9%
ASX Ltd.	175	6,012
Bank of America Corp.	19,000	720,290
Deutsche Boerse AG	2,686	433,140
Fortis	3,905	98,180
Groupe Bruxelles Lambert SA	164	20,009
Hong Kong Exchanges & Clearing Ltd.	3,500	60,662
ING Groep NV (CVA)	3,900	145,808
Interactive Brokers Group, Inc. "A"*	7,000	179,690
JPMorgan Chase & Co.	53,200	2,284,940
Nasdaq OMX Group, Inc.*	62,200	2,404,652
OMX AB	200	8,769
Singapore Exchange Ltd.	6,000	33,055
		6,395,207
Insurance 1.8%
ACE Ltd.	94,600	5,208,676
Aegon NV	2,740	40,366
Allianz SE (Registered)	1,393	276,206
Allied World Assurance Co. Holdings Ltd.	16,300	647,110
AMP Ltd.	1,450	10,440
AmTrust Financial Services, Inc.	14,900	241,529
Aspen Insurance Holdings Ltd.	10,300	271,714
Assicurazioni Generali SpA	811	36,529
Aviva PLC	909	11,138
Axa	10,885	393,927
Fidelity National Financial, Inc. "A"	2,900	53,157
Great-West Lifeco, Inc.	200	6,032
Hallmark Financial Services, Inc.*	5,700	63,612
Insurance Australia Group Ltd.	1,711	5,723
IPC Holdings Ltd.	2,700	75,600
Irish Life & Permanent PLC	2,449	47,923
Legal & General Group PLC	3,476	8,718
Manulife Financial Corp.	1,200	45,933
Max Capital Group Ltd.	1,500	39,285
Millea Holdings, Inc.	500	18,501
Mitsui Sumitomo Insurance Co., Ltd.	1,000	10,102
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	192	37,532
National Interstate Corp.	1,500	35,025
Navigators Group, Inc.*	3,800	206,720
Old Mutual PLC	2,119	4,646
PartnerRe Ltd.	39,500	3,013,850
Platinum Underwriters Holdings Ltd.	6,000	194,760
Power Corp. of Canada	300	9,937
Power Financial Corp.	200	6,841
Prudential PLC	39,143	516,869
QBE Insurance Group Ltd.	15,712	319,810
Reinsurance Group of America, Inc.	13,800	751,272
Sampo Oyj "A"	6,514	176,528
SeaBright Insurance Holdings, Inc.*	12,800	188,544
Selective Insurance Group, Inc.	5,200	124,176
Sompo Japan Insurance, Inc.	1,000	8,957
Storebrand ASA	4,800	37,940
Sun Life Financial, Inc.	400	18,701
Suncorp-Metway Ltd.	731	8,628
Swiss Life Holding (Registered)*	29	8,067
Swiss Re (Registered)	287	25,093
T&D Holdings, Inc.	150	7,882
Topdanmark AS*	200	33,601
Zurich Financial Services AG (Registered)	116	36,565
		13,284,165
Real Estate Investment Trusts 1.0%
Alexandria Real Estate Equities, Inc. (REIT)	2,100	194,712
AMB Property Corp. (REIT)	3,300	179,586
AvalonBay Communities, Inc. (REIT)	2,600	250,952
BioMed Realty Trust, Inc. (REIT)	6,600	157,674
CapitaMall Trust (REIT)	9,000	22,808
Corio NV (REIT)	101	8,848
Corporate Office Properties Trust (REIT)	3,800	127,718
Cousins Properties, Inc. (REIT)	5,700	140,847
Digital Realty Trust, Inc. (REIT)	5,100	181,050
EastGroup Properties, Inc. (REIT)	2,800	130,088
Equity Lifestyle Properties, Inc. (REIT)	2,900	143,173
Equity One, Inc. (REIT)	7,100	170,187
Equity Residential (REIT)	18,200	755,118
First Industrial Realty Trust, Inc. (REIT)	4,900	151,361
Glimcher Realty Trust (REIT)	6,100	72,956
Goodman Group (REIT)	1,533	6,073
GPT Group (REIT)	2,169	6,522
Healthcare Realty Trust, Inc. (REIT)	5,000	130,750
Home Properties, Inc. (REIT)	3,700	177,563
Host Hotels & Resorts, Inc. (REIT)	25,600	407,552
Land Securities Group PLC (REIT)	252	7,546
LaSalle Hotel Properties (REIT)	5,100	146,523
Link (REIT)	6,500	14,426
Maguire Properties, Inc. (REIT)	2,000	28,620
Mirvac Group (REIT)	1,210	4,488
National Retail Properties, Inc. (REIT)	6,500	143,325
Nationwide Health Properties, Inc. (REIT)	5,100	172,125
Newcastle Investment Corp. (REIT)	8,000	66,080
Pennsylvania Real Estate Investment Trust (REIT)	4,300	104,877
Potlatch Corp. (REIT)	700	28,889
ProLogis (REIT)	8,400	494,424
Public Storage (REIT)	8,780	778,084
Realty Income Corp. (REIT)	5,600	143,472
Redwood Trust, Inc. (REIT)	2,000	72,700
Simon Property Group, Inc. (REIT)	12,300	1,142,793
Sovran Self Storage, Inc. (REIT)	3,600	153,756
Stockland (REIT)	1,308	8,382
Sunstone Hotel Investors, Inc. (REIT)	3,900	62,439
Tanger Factory Outlet Centers, Inc. (REIT)	3,900	150,033
The Macerich Co. (REIT)	1,900	133,513
Unibail-Rodamco (REIT)	58	14,947
Vornado Realty Trust (REIT)	2,500	215,525
Washington Real Estate Investment Trust (REIT)	4,900	163,758
Wereldhave NV (REIT)	67	8,265
Westfield Group (REIT)	1,301	21,245
		7,695,773
Real Estate Management & Development 0.1%
Brookfield Asset Management, Inc. "A"	400	10,779
CapitaLand Ltd.	13,000	60,639
Cheung Kong (Holdings) Ltd.	5,000	71,935
City Developments Ltd.	4,000	32,124
Emaar Properties PJSC*	73,261	218,431
Hang Lung Properties Ltd.	6,000	21,444
Henderson Land Development Co., Ltd.	3,000	21,641
Immoeast AG*	6,842	65,880
Immofinanz Immobilien Anlagen AG	5,907	63,980
Kerry Properties Ltd.	2,000	12,196
Lend Lease Corp., Ltd.	408	4,956
Meinl European Land Ltd. (Certificate)*	4,901	56,045
Mitsubishi Estate Co., Ltd.	1,000	24,353
Mitsui Fudosan Co., Ltd.	1,000	20,350
New World Development Ltd.	7,000	16,936
Sino Land Co.	4,000	8,728
Sun Hung Kai Properties Ltd.	4,000	62,532
Swire Pacific Ltd. "A"	2,500	28,364
Wharf Holdings Ltd.	70,000	333,219
		1,134,532
Thrifts & Mortgage Finance 0.1%
Anchor BanCorp Wisconsin, Inc.	3,700	70,189
Corus Bankshares, Inc.	12,500	121,625
Dime Community Bancshares	5,500	96,140
Flagstar Bancorp, Inc.	11,200	80,864
Northwest Bancorp, Inc.	5,000	136,650
Ocwen Financial Corp.*	18,300	81,252
WSFS Financial Corp.	1,300	64,064
		650,784
Health Care 6.6%
Biotechnology 0.7%
Alkermes, Inc.*	20,500	243,540
Alnylam Pharmaceuticals, Inc.*	7,300	178,120
Amgen, Inc.*	85,900	3,588,902
Applera Corp. — Celera Group*	4,100	60,270
CSL Ltd.	9,599	323,794
Cubist Pharmaceuticals, Inc.*	14,700	270,774
Isis Pharmaceuticals, Inc.*	4,400	62,084
Onyx Pharmaceuticals, Inc.*	6,600	191,598
OSI Pharmaceuticals, Inc.*	8,300	310,337
		5,229,419
Health Care Equipment & Supplies 1.6%
Align Technology, Inc.*	12,300	136,653
Baxter International, Inc.	96,500	5,579,630
Cochlear Ltd.	1,100	55,274
Cutera, Inc.*	1,400	18,858
Essilor International SA	909	59,452
Getinge AB "B"	400	10,375
Hologic, Inc.*	1,300	72,280
Intuitive Surgical, Inc.*	9,000	2,919,150
Kinetic Concepts, Inc.*	45,400	2,098,842
Meridian Bioscience, Inc.	6,800	227,324
Merit Medical Systems, Inc.*	3,700	58,571
Nobel Biocare Holding AG (Bearer)	45	10,475
Olympus Corp.	1,000	30,401
Smith & Nephew PLC	2,003	26,492
Sonova Holding AG (Registered)	88	8,071
SurModics, Inc.*	6,400	268,032
Synthes, Inc.	109	15,244
Terumo Corp.	7,900	413,298
William Demant Holding AS*	150	12,004
		12,020,426
Health Care Providers & Services 1.6%
Aetna, Inc.	84,200	3,543,978
Air Methods Corp.*	1,100	53,207
Alliance Imaging, Inc.*	9,900	85,140
Amedisys, Inc.*	6,700	263,578
Animal Health International, Inc.*	2,000	21,880
Apria Healthcare Group, Inc.*	16,100	317,975
Celesio AG	615	30,428
Centene Corp.*	13,000	181,220
Chemed Corp.	2,400	101,280
Corvel Corp.*	5,300	162,127
Fresenius Medical Care AG & Co. KGaA	9,754	490,508
Health Net, Inc.*	89,500	2,756,600
Healthspring, Inc.*	15,300	215,424
Humana, Inc.*	55,000	2,467,300
Kindred Healthcare, Inc.*	12,000	262,440
Magellan Health Services, Inc.*	5,100	202,419
MedCath Corp.*	900	16,380
Owens & Minor, Inc.	9,500	373,730
RehabCare Group, Inc.*	5,800	87,000
Sonic Healthcare Ltd.	6,162	77,615
		11,710,229
Health Care Technology 0.1%
Agfa Gevaert NV	9,176	71,888
Eclipsys Corp.*	12,400	243,164
Phase Forward, Inc.*	2,600	44,408
TriZetto Group, Inc.*	7,600	126,844
		486,304
Life Sciences Tools & Services 0.3%
Albany Molecular Research, Inc.*	1,400	16,996
Cambrex Corp.	24,300	168,399
Dionex Corp.*	4,500	346,455
eResearchTechnology, Inc.*	5,700	70,794
Lonza Group AG (Registered)	4,575	607,216
MDS, Inc.*	13,600	264,991
Nektar Therapeutics*	5,000	34,700
PAREXEL International Corp.*	11,500	300,150
PharmaNet Development Group, Inc.*	6,300	158,949
QIAGEN NV*	1,305	27,006
		1,995,656
Pharmaceuticals 2.3%
Astellas Pharma, Inc.	2,300	89,260
AstraZeneca PLC	3,451	129,018
Biovail Corp.	16,000	172,244
Bristol-Myers Squibb Co.	16,300	347,190
Caraco Pharmaceutical Laboratories Ltd.*	7,200	129,240
Chugai Pharmaceutical Co., Ltd.	1,300	14,718
Daiichi Sankyo Co., Ltd.	3,300	97,647
Eisai Co., Ltd.	1,200	41,003
Elan Corp. PLC*	20,979	435,435
Eli Lilly & Co.	2,700	139,293
GlaxoSmithKline PLC	12,830	271,883
Kyowa Hakko Kogyo Co., Ltd.	1,000	9,562
Medicis Pharmaceutical Corp. "A"	15,000	295,350
Merck & Co., Inc.	57,000	2,163,150
Merck KGaA	467	57,576
Mitsubishi Tanabe Pharma Corp.	1,000	11,661
Novartis AG (Registered)	4,098	210,142
Novo Nordisk AS "B"	9,325	638,064
Obagi Medical Products, Inc.*	1,100	9,548
Perrigo Co.	11,100	418,803
Pfizer, Inc.	343,200	7,183,176
Roche Holding AG (Genusschein)	4,846	912,445
Salix Pharmaceuticals Ltd.*	35,200	221,056
Sanofi-Aventis	5,140	385,678
Sepracor, Inc.*	103,900	2,028,128
Shionogi & Co., Ltd.	1,000	17,103
Takeda Pharmaceutical Co., Ltd.	3,900	197,213
UCB SA	7,948	276,552
ViroPharma, Inc.*	17,600	157,344
Watson Pharmaceuticals, Inc.*	4,700	137,804
		17,197,286
Industrials 7.4%
Aerospace & Defense 1.8%
BAE Systems PLC	28,481	274,245
Bombardier, Inc. "B"*	11,200	59,685
CAE, Inc.	2,200	24,927
Cobham PLC	1,695	6,727
European Aeronautic Defence & Space Co.	334	7,929
Finmeccanica SpA	314	10,697
General Dynamics Corp.	35,100	2,926,287
Honeywell International, Inc.	95,200	5,371,184
Meggitt PLC	1,213	6,637
Northrop Grumman Corp.	22,000	1,711,820
Rolls-Royce Group PLC*	1,916	15,322
Rolls-Royce Group PLC "B"*	171,673	341
Singapore Technologies Engineering Ltd.	22,000	54,115
Teledyne Technologies, Inc.*	7,300	343,100
United Technologies Corp.	34,000	2,339,880
		13,152,896
Air Freight & Logistics 0.0%
Deutsche Post AG (Registered)	775	23,686
TNT NV	2,702	100,439
Toll Holdings Ltd.	2,318	21,227
		145,352
Airlines 0.4%
Air France-KLM	402	11,320
Alaska Air Group, Inc.*	1,400	27,468
Allegiant Travel Co.*	1,100	29,062
Cathay Pacific Airways Ltd.	19,000	37,227
Deutsche Lufthansa AG (Registered)	303	8,200
Iberia Lineas Aereas de Espana SA	4,358	18,989
Northwest Airlines Corp.*	154,300	1,387,157
Pinnacle Airlines Corp.*	7,400	64,602
Qantas Airways Ltd.	4,271	15,383
Singapore Airlines Ltd.	9,000	102,384
US Airways Group, Inc.*	136,100	1,212,651
		2,914,443
Building Products 0.1%
Apogee Enterprises, Inc.	17,100	263,340
Asahi Glass Co., Ltd.	1,000	11,090
Assa Abloy AB "B"	600	10,905
Compagnie de Saint-Gobain	270	22,063
Daikin Industries Ltd.	200	8,771
Geberit AG (Registered)	86	12,815
Gibraltar Industries, Inc.	2,000	23,460
Wienerberger AG	6,458	344,833
		697,277
Commercial Services & Supplies 1.1%
Adecco SA (Registered)	270	15,608
Allied Waste Industries, Inc.*	149,600	1,617,176
American Ecology Corp.	300	7,599
Babcock International Group PLC	33,076	375,096
Bowne & Co., Inc.	1,500	22,875
Brambles Ltd.	5,824	53,286
COMSYS IT Partners, Inc.*	19,400	164,124
Consolidated Graphics, Inc.*	5,000	280,250
Deluxe Corp.	12,800	245,888
Diamond Management & Technology Consultants, Inc.	1,900	12,255
Experian Group Ltd.	1,147	8,353
G & K Services, Inc. "A"	200	7,122
G4S PLC	1,553	7,018
Herman Miller, Inc.	11,500	282,555
Hudson Highland Group, Inc.*	18,200	154,154
IKON Office Solutions, Inc.	11,400	86,640
Intertek Group PLC	18,496	378,765
PeopleSupport, Inc.*	7,700	70,224
Randstad Holding NV	371	17,441
Secom Co., Ltd.	100	4,914
Securitas AB "B"	600	7,937
Serco Group PLC	32,043	288,519
SGS SA (Registered)	10	14,388
The Advisory Board Co.*	300	16,482
The Brink's Co.	52,900	3,553,822
United Stationers, Inc.*	6,400	305,280
Vedior NV (CVA)	1,187	34,572
Volt Information Sciences, Inc.*	12,700	215,392
Watson Wyatt Worldwide, Inc. "A"	3,600	204,300
		8,452,035
Construction & Engineering 0.5%
Acciona SA	265	70,960
ACS, Actividades de Construccion y Servicios SA	1,733	98,667
AMEC PLC	85,478	1,227,162
Balfour Beatty PLC	659	6,159
EMCOR Group, Inc.*	12,800	284,288
FLSmidth & Co. AS	250	24,797
Fomento de Construcciones y Contratas SA	398	26,197
Granite Construction, Inc.	9,000	294,390
Grupo Ferrovial SA	536	38,936
Hochtief AG	49	4,484
Leighton Holdings Ltd.	13,674	537,475
Michael Baker Corp.*	3,200	71,872
Orascom Construction Industries (GDR)	100	14,975
Orascom Construction Industries (GDR) (REG S)	3,550	531,824
Perini Corp.*	7,100	257,233
Sacyr Vallehermoso SA	722	25,072
Skanska AB "B"	600	12,034
SNC-Lavalin Group, Inc.	1,300	56,334
Vinci SA	385	27,880
YIT Oyj	2,870	81,520
		3,692,259
Electrical Equipment 0.3%
ABB Ltd. (Registered)	16,448	442,928
Acuity Brands, Inc.	7,900	339,305
Alstom	98	21,288
AZZ, Inc.*	3,400	120,972
Encore Wire Corp.	2,600	47,346
Gamesa Corp. Tecnologica SA	1,492	68,074
GrafTech International Ltd.*	15,000	243,150
II-VI, Inc.*	8,500	322,830
LSI Industries, Inc.	8,800	116,248
Mitsubishi Electric Corp.	1,000	8,813
Renewable Energy Corp. AS*	150	4,215
Schneider Electric SA	201	26,003
Solarworld AG	89	4,245
Sumitomo Electric Industries Ltd.	600	7,613
Superior Essex, Inc.*	9,600	269,952
Vestas Wind Systems AS*	850	93,018
Woodward Governor Co.	11,000	293,920
		2,429,920
Industrial Conglomerates 0.6%
CSR Ltd.	4,742	13,910
Fraser & Neave Ltd.	15,000	53,204
General Electric Co.	103,000	3,812,030
Hutchison Whampoa Ltd.	31,000	295,027
Keppel Corp., Ltd.	19,000	137,668
Koninklijke (Royal) Philips Electronics NV	3,402	130,249
Orkla ASA	900	11,454
SembCorp Industries Ltd.	15,000	44,469
Siemens AG (Registered)	917	99,516
Smiths Group PLC	609	11,360
		4,608,887
Machinery 1.4%
Actuant Corp. "A"	6,600	199,386
Alfa Laval AB	175	10,653
Atlas Copco AB "A"	1,200	20,536
Atlas Copco AB "B"	800	12,578
Caterpillar, Inc.	66,700	5,221,943
China Infrastructure Machinery Holdings Ltd.	258,000	196,337
Columbus McKinnon Corp.*	7,500	232,350
FANUC Ltd.	100	9,678
KCI Konecranes Oyj	1,399	53,949
Komatsu Ltd.	20,200	572,858
Kone Oyj "B"	3,414	140,244
Kubota Corp.	1,000	6,304
MAN AG	116	15,394
Metso Corp.	2,690	145,423
Mitsubishi Heavy Industries Ltd.	2,000	8,704
Mueller Industries, Inc.	3,200	92,320
PACCAR, Inc.	58,400	2,628,000
Robbins & Myers, Inc.	7,400	241,610
Sandvik AB	1,600	27,854
Scania AB "B"	600	12,601
Schindler Holding AG	121	9,068
SKF AB "B"	800	16,116
SMC Corp.	100	10,581
Sulzer AG (Registered)	6	7,932
Sun Hydraulics Corp.	2,800	81,956
Trimas Corp.*	6,800	35,836
Twin Disc, Inc.	4,100	64,862
Vallourec SA	49	11,915
Volvo AB "A"	800	11,938
Volvo AB "B"	1,900	28,834
Wartsila Corp. "B"*	1,450	97,841
Xerium Technologies, Inc.	17,400	22,446
Zardoya Otis SA	998	27,727
		10,275,774
Marine 0.1%
A P Moller-Maersk AS "B"	5	55,878
Kirby Corp.*	7,600	433,200
Kuehne & Nagel International AG (Registered)	117	11,737
Mitsui OSK Lines Ltd.	1,000	12,338
Nippon Yusen Kabushiki Kaisha	1,000	9,427
TBS International Ltd. "A"*	5,600	169,120
		691,700
Road & Rail 0.8%
Burlington Northern Santa Fe Corp.	7,300	673,206
Canadian National Railway Co.	3,900	189,101
Canadian Pacific Railway Ltd.	1,300	83,589
Central Japan Railway Co.	1	10,413
ComfortDelgro Corp., Ltd.	33,000	43,902
Dollar Thrifty Automotive Group, Inc.*	4,100	55,924
DSV AS	1,000	21,909
East Japan Railway Co.	2	16,650
FirstGroup PLC	629	7,037
Kansas City Southern*	15,500	621,705
MTR Corp., Ltd.	19,500	66,847
Ryder System, Inc.	63,500	3,867,785
Tokyu Corp.	1,000	5,102
West Japan Railway Co.	2	8,799
		5,671,969
Trading Companies & Distributors 0.2%
Applied Industrial Technologies, Inc.	10,100	301,889
Finning International, Inc.	1,600	45,313
Hagemeyer NV	3,992	30,505
Itochu Corp.	1,000	9,921
Marubeni Corp.	1,000	7,432
Mitsubishi Corp.	20,800	640,962
Mitsui & Co., Ltd.	10,000	207,030
Noble Group Ltd.	122,000	196,863
Sumitomo Corp.	800	10,747
Wolseley PLC	828	8,697
		1,459,359
Transportation Infrastructure 0.1%
Abertis Infraestructuras SA	2,126	69,276
Atlantia SpA	277	8,385
Brisa	29,178	416,842
Cintra Concesiones de Infraestructuras de Transporte SA	1,891	27,968
DP World Ltd.*	110,139	104,632
Hopewell Holdings	9,000	34,377
Macquarie Infrastructure Group (Unit)	11,449	29,376
Novorossiysk Sea Trade Port (GDR) 144A*	5,800	87,000
Transurban Group (Unit)	4,660	27,682
		805,538
Information Technology 8.2%
Communications Equipment 0.5%
Alcatel-Lucent	10,494	60,098
Anaren, Inc.*	3,600	45,576
Dycom Industries, Inc.*	12,200	146,522
Juniper Networks, Inc.*	86,700	2,167,500
MasTec, Inc.*	19,700	161,737
Nokia Oyj	23,681	753,376
Nortel Networks Corp.*	1,300	8,865
Plantronics, Inc.	4,300	83,033
Research In Motion Ltd.*	1,500	168,771
Tandberg ASA	1,300	19,537
Tekelec*	20,600	256,470
Telefonaktiebolaget LM Ericsson "B"	89,000	174,903
		4,046,388
Computers & Peripherals 2.1%
Apple, Inc.*	41,800	5,998,300
Data Domain, Inc.*	8,000	190,400
Emulex Corp.*	20,800	337,792
Fujitsu Ltd.	2,000	13,133
Lexmark International, Inc. "A"*	87,500	2,688,000
Logitech International SA (Registered)*	5,470	138,438
NEC Corp.	2,000	7,662
Novatel Wireless, Inc.*	14,800	143,264
Rimage Corp.*	700	15,330
Sun Microsystems, Inc.*	209,400	3,251,982
Toshiba Corp.	2,000	13,415
Western Digital Corp.*	90,900	2,457,936
Wincor Nixdorf AG	127	10,163
		15,265,815
Electronic Equipment & Instruments 1.0%
Arrow Electronics, Inc.*	4,800	161,520
Dolby Laboratories, Inc. "A"*	50,200	1,820,252
Electrocomponents PLC	5,671	20,452
Fujifilm Holdings Corp.	300	10,658
Hitachi Ltd.	3,000	17,844
Hoya Corp.	300	7,111
IBIDEN Co., Ltd.	100	3,954
Kingboard Chemical Holdings Ltd.	19,900	70,949
Kyocera Corp.	100	8,410
LoJack Corp.*	1,500	18,960
Multi-Fineline Electronix, Inc.*	8,300	155,791
Murata Manufacturing Co., Ltd.	200	10,080
Nidec Corp.	100	6,248
Omron Corp.	200	4,150
TDK Corp.	100	5,943
Tech Data Corp.*	37,400	1,226,720
Tyco Electronics Ltd.	111,700	3,833,544
		7,382,586
Internet Software & Services 0.6%
Chordiant Software, Inc.*	6,300	37,989
CMGI, Inc.*	6,200	82,212
CNET Networks, Inc.*	15,800	112,180
Earthlink, Inc.*	15,900	120,045
eBay, Inc.*	43,200	1,289,088
Google, Inc. "A"*	5,865	2,583,357
Greenfield Online, Inc.*	2,100	24,906
InfoSpace, Inc.	5,100	59,007
j2 Global Communications, Inc.*	3,700	82,584
Tencent Holdings Ltd.	600	3,408
United Online, Inc.	8,500	89,760
ValueClick, Inc.*	4,400	75,900
Websense, Inc.*	2,700	50,625
Yahoo! Japan Corp.	13	6,840
		4,617,901
IT Services 0.8%
Atos Origin SA*	266	14,804
Cap Gemini SA	633	36,114
CGI Group, Inc. "A"*	900	9,557
Computer Sciences Corp.*	31,300	1,276,727
CSG Systems International, Inc.*	29,100	330,867
Indra Sistemas SA	501	14,427
LogicaCMG PLC	18,023	37,820
MasterCard, Inc. "A"	13,800	3,077,262
MAXIMUS, Inc.	9,100	334,061
NTT Data Corp.	1	4,387
Redecard SA (GDR) 144A	9,400	312,744
SRA International, Inc. "A"*	4,400	106,964
		5,555,734
Office Electronics 0.1%
Canon, Inc.	17,700	820,225
Konica Minolta Holdings, Inc.	500	6,894
Neopost SA	135	15,170
Ricoh Co., Ltd.	1,000	16,717
		859,006
Semiconductors & Semiconductor Equipment 1.2%
Amkor Technology, Inc.*	16,800	179,760
ARM Holdings PLC	20,911	36,513
ASML Holding NV*	8,644	212,567
Cabot Microelectronics Corp.*	6,400	205,760
Cymer, Inc.*	3,100	80,724
Infineon Technologies AG*	2,595	18,248
Mattson Technology, Inc.*	28,800	175,392
NVIDIA Corp.*	94,400	1,868,176
OC Oerlikon Corp. AG (Registered)*	204	71,780
Pericom Semiconductor Corp.*	17,500	256,900
ROHM Co., Ltd.	100	6,209
Semtech Corp.*	23,100	331,023
Sigma Designs, Inc.*	7,500	170,025
Skyworks Solutions, Inc.*	16,800	122,304
Standard Microsystems Corp.*	7,300	213,014
STMicroelectronics NV	3,286	34,958
Tessera Technologies, Inc.*	12,600	262,080
Texas Instruments, Inc.	146,800	4,150,036
Tokyo Electron Ltd.	200	12,374
Zoran Corp.*	17,600	240,416
		8,648,259
Software 1.9%
Advent Software, Inc.*	6,500	277,030
Ansoft Corp.*	11,300	344,876
Commvault Systems, Inc.*	5,300	65,720
Compuware Corp.*	109,400	802,996
Dassault Systemes SA	246	14,298
Jack Henry & Associates, Inc.	7,400	182,558
JDA Software Group, Inc.*	15,100	275,575
MICROS Systems, Inc.*	12,000	403,920
Microsoft Corp.	345,558	9,806,936
Misys PLC	6,246	17,165
Net 1 UEPS Technologies, Inc.*	7,900	178,145
Nintendo Co., Ltd.	1,300	673,447
Progress Software Corp.*	2,300	68,816
Renaissance Learning, Inc.	800	11,192
SAP AG	2,996	148,850
Secure Computing Corp.*	6,700	43,215
Solera Holdings, Inc.*	1,500	36,540
SPSS, Inc.*	1,200	46,536
Sybase, Inc.*	1,400	36,820
Symantec Corp.*	41,260	685,741
The Sage Group PLC	20,009	74,684
Ultimate Software Group, Inc.*	5,000	150,300
		14,345,360
Materials 3.1%
Chemicals 1.7%
Agrium, Inc.	100	6,212
Akzo Nobel NV	1,715	137,715
Asahi Kasei Corp.	2,000	10,568
BASF SE	480	64,598
Bayer AG	8,825	706,862
CF Industries Holdings, Inc.	4,500	466,290
Ciba Specialty Chemicals AG (Registered)	254	9,262
Croda International PLC	1,255	16,511
Eastman Chemical Co.	8,500	530,825
Ferro Corp.	4,500	66,870
GenTek, Inc.*	3,600	108,288
Givaudan SA (Registered)	20	19,785
JSR Corp.	300	6,817
Koninklijke DSM NV	939	45,327
Kuraray Co., Ltd.	500	6,045
Linde AG	3,025	427,600
Mitsubishi Chemical Holdings Corp.	1,500	9,943
Mitsubishi Gas Chemical Co., Inc.	1,000	7,129
Mitsui Chemicals, Inc.	1,000	6,648
Monsanto Co.	39,800	4,437,700
NewMarket Corp.	2,300	173,535
Nitto Denko Corp.	200	8,580
Novozymes AS "B"	1,950	182,584
Orica Ltd.	303	8,090
Potash Corp. of Saskatchewan, Inc.	2,600	404,014
Rockwood Holdings, Inc.*	3,100	101,587
Scotts Miracle-Gro Co. "A"	14,700	476,574
Shin-Etsu Chemical Co., Ltd.	500	25,946
Showa Denko KK	2,000	6,759
Solvay SA	856	109,473
Stepan Co.	2,800	107,044
Sumitomo Chemical Co., Ltd.	2,000	12,846
Syngenta AG (Registered)	264	77,323
Teijin Ltd.	2,000	8,531
Terra Industries, Inc.*	8,700	309,111
The Mosaic Co.*	27,400	2,811,240
Toray Industries, Inc.	2,000	13,187
Umicore	1,685	87,894
Uralkali (GDR) 144A*	11,700	479,700
Yara International ASA	2,850	165,642
		12,660,655
Construction Materials 0.1%
CRH PLC	4,758	179,947
Fletcher Building Ltd.	468	3,095
Holcim Ltd. (Registered)	596	62,585
Imerys SA	185	16,964
Lafarge SA	716	124,674
		387,265
Containers & Packaging 0.6%
AEP Industries, Inc.*	2,300	69,667
AptarGroup, Inc.	5,200	202,436
Gerresheimer AG*	7,364	370,484
Greif, Inc. "A"	5,200	353,236
Owens-Illinois, Inc.*	59,000	3,329,370
Rock-Tenn Co. "A"	12,100	362,637
		4,687,830
Metals & Mining 0.6%
Acerinox SA	6,732	186,630
Agnico-Eagle Mines Ltd.	100	6,783
AK Steel Holding Corp.	41,100	2,236,662
Alumina Ltd.	1,124	5,774
Anglo American PLC	7,093	426,140
Barrick Gold Corp.	600	26,234
BHP Billiton Ltd.	2,382	78,261
BHP Billiton PLC	1,249	37,048
BlueScope Steel Ltd.	707	6,442
Boliden AB	2,800	29,816
Compass Minerals International, Inc.	5,600	330,288
First Quantum Minerals Ltd.	100	8,109
Fording Canadian Coal Trust (Unit)	100	5,236
Fortescue Metal Group Ltd.*	1,040	6,227
Goldcorp, Inc.	500	19,431
Harry Winston Diamond Corp.	100	2,396
JFE Holdings, Inc.	700	31,546
Kinross Gold Corp.	400	8,924
Kobe Steel Ltd.	4,000	11,604
Mitsubishi Materials Corp.	2,000	8,825
Newcrest Mining Ltd.	392	11,982
Nippon Steel Corp.	7,000	36,010
Norsk Hydro ASA	1,700	24,882
Outokumpu Oyj	827	37,663
Rautaruukki Oyj	583	28,174
Rio Tinto Ltd.	231	25,832
Rio Tinto PLC	533	55,340
Salzgitter AG	47	8,165
SSAB Svenskt Stal AB "A"	1,700	47,886
Sumitomo Metal Industries Ltd.	5,000	19,238
Sumitomo Metal Mining Co., Ltd.	1,000	18,744
Teck Cominco Ltd. "B"	300	12,302
ThyssenKrupp AG	372	21,263
Universal Stainless & Alloy Products, Inc.*	2,800	83,188
Vedanta Resources PLC	8,997	374,154
voestalpine AG	556	38,747
Worthington Industries, Inc.	16,100	271,607
Xstrata PLC	6,437	450,764
Yamana Gold, Inc.	400	5,869
Zinifex Ltd.	479	4,389
		5,048,575
Paper & Forest Products 0.1%
Buckeye Technologies, Inc.*	10,400	116,064
Oji Paper Co., Ltd.	2,000	9,095
Schweitzer-Mauduit International, Inc.	5,300	122,642
Stora Enso Oyj "R"	3,956	45,700
Svenska Cellulosa AB "B"	5,200	94,719
UPM-Kymmene Oyj	3,601	63,945
		452,165
Telecommunication Services 3.3%
Diversified Telecommunication Services 2.9%
Alaska Communications Systems Group, Inc.	24,900	304,776
AT&T, Inc.	147,559	5,651,510
Atlantic Tele-Network, Inc.	4,400	148,852
BCE, Inc.	1,800	60,938
Belgacom	332	14,700
BT Group PLC	6,617	28,526
Cable & Wireless PLC	2,185	6,456
Cincinnati Bell, Inc.*	28,200	120,132
Deutsche Telekom AG (Registered)	8,950	148,804
Elisa Oyj	362	9,040
Embarq Corp.	73,000	2,927,300
France Telecom SA	12,955	435,579
Koninklijke (Royal) KPN NV	16,378	277,298
Nippon Telegraph & Telephone Corp.	41	178,351
PCCW Ltd.	439,000	274,894
Portugal Telecom, SGPS SA (Registered)	14,680	170,655
PT Telekomunikasi Indonesia (ADR)	13,400	561,996
Singapore Telecommunications Ltd.	139,000	398,368
Swisscom AG (Registered)	834	285,864
Tele2 AB "B"	3,700	69,968
Telecom Corp. of New Zealand Ltd.	114,954	338,288
Telecom Italia SpA	81,685	170,904
Telecom Italia SpA (RNC)	45,323	75,242
Telefonica SA	35,056	1,007,272
Telekom Austria AG	20,307	420,236
Telenor ASA*	9,500	182,577
TeliaSonera AB	28,500	228,966
Telstra Corp., Ltd.	63,819	257,186
Telstra Corp., Ltd. (Insurance Receipt)	32,245	83,084
Telus Corp.	400	17,419
Telus Corp. (Non-Voting Shares)	1,100	46,349
Verizon Communications, Inc.	187,200	6,823,440
		21,724,970
Wireless Telecommunication Services 0.4%
America Movil SAB de CV "L" (ADR)	4,800	305,712
Bouygues SA	450	28,583
China Mobile Ltd.	20,500	306,662
Hutchison Telecommunications International Ltd.	157,000	224,649
KDDI Corp.	20	123,617
Mobistar SA	78	7,068
NTT DoCoMo, Inc.	127	192,851
Rogers Communications, Inc. "B"	3,400	122,293
Softbank Corp.	5,900	108,795
Syniverse Holdings, Inc.*	2,600	43,316
Telephone & Data Systems, Inc.	16,800	659,736
USA Mobility, Inc.*	24,100	172,074
Vodafone Group PLC	129,816	388,715
		2,684,071
Utilities 2.2%
Electric Utilities 1.4%
American Electric Power Co., Inc.	36,100	1,502,843
Brookfield Infrastructure Partners LP	16	271
Chubu Electric Power Co., Inc.	3,700	92,908
CLP Holdings Ltd.	17,500	144,501
E.ON AG	5,248	971,083
Edison International	96,500	4,730,430
EDP — Energias de Portugal SA	28,967	175,586
Enel SpA	33,787	359,082
Fortis, Inc.	3,600	102,446
Fortum Oyj	578	23,548
Hokkaido Electric Power Co., Inc.	1,100	25,707
HongKong Electric Holdings Ltd.	20,000	127,434
Iberdrola SA	43,356	672,162
Kansai Electric Power Co., Inc.	3,800	94,892
Kyushu Electric Power Co., Inc.	2,100	51,521
Oesterreichische Elektrizitaetswirtschafts AG "A"	104	7,420
RWE AG	397	48,773
Scottish & Southern Energy PLC	3,150	87,794
Terna — Rate Elettrica Nationale SpA	9,810	41,831
Tohoku Electric Power Co., Inc.	2,400	58,747
Tokyo Electric Power Co., Inc.	6,300	169,470
Union Fenosa SA	3,762	252,834
Westar Energy, Inc.	12,300	280,071
		10,021,354
Gas Utilities 0.2%
Centrica PLC	14,645	86,676
Gas Natural SDG SA	3,938	243,587
Gaz de France	252	15,230
Hong Kong & China Gas Co., Ltd.	53,000	160,115
New Jersey Resources Corp.	3,300	102,465
Osaka Gas Co., Ltd.	11,000	44,181
Snam Rete Gas SpA	6,997	44,458
South Jersey Industries, Inc.	900	31,599
Southwest Gas Corp.	4,300	120,228
The Laclede Group, Inc.	3,700	131,831
Tokyo Gas Co., Ltd.	13,000	52,676
WGL Holdings, Inc.	13,300	426,398
		1,459,444
Independent Power Producers & Energy Traders 0.1%
Constellation Energy Group	9,700	856,219
Electric Power Development Co., Ltd.	900	32,450
International Power PLC	6,598	52,110
TransAlta Corp.	4,600	143,093
		1,083,872
Multi-Utilities 0.5%
AGL Energy Ltd.	35,311	357,080
National Grid PLC	9,504	130,417
Sempra Energy	62,500	3,330,000
Suez SA	1,359	89,287
United Utilities PLC	2,574	35,269
Veolia Environnement	463	32,274
		3,974,327
Water Utilities 0.0%
Severn Trent PLC	708	19,936
Total Common Stocks (Cost $454,629,611)		430,618,450
	Principal Amount ($)	Value ($)

Corporate Bonds 7.6%
Consumer Discretionary 0.9%
AMC Entertainment, Inc., 8.0%, 3/1/2014	120,000	101,700
American Achievement Corp., 8.25%, 4/1/2012	20,000	17,850
American Achievement Group Holding Corp., 14.75%, 10/1/2012 (PIK)	35,000	27,475
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017	45,000	35,550
8.0%, 3/15/2014	20,000	17,400
Burlington Coat Factory Warehouse Corp., 11.125%, 4/15/2014	40,000	30,900
Cablevision Systems Corp., Series B, 9.644%**, 4/1/2009	25,000	24,812
CanWest MediaWorks LP, 144A, 9.25%, 8/1/2015	35,000	32,200
Charter Communications Holdings LLC, 11.0%, 10/1/2015	70,000	48,650
Charter Communications, Inc., 144A, 10.875%, 9/15/2014	65,000	64,025
Cooper-Standard Automotive, Inc., 8.375%, 12/15/2014	25,000	18,938
CSC Holdings, Inc.:
7.25%, 7/15/2008	35,000	35,000
Series B, 8.125%, 7/15/2009	35,000	35,350
Series B, 8.125%, 8/15/2009	75,000	75,750
Denny's Holdings, Inc., 10.0%, 10/1/2012	10,000	9,200
EchoStar DBS Corp.:
6.375%, 10/1/2011	10,000	9,600
6.625%, 10/1/2014	55,000	50,050
7.125%, 2/1/2016	40,000	37,300
Fontainebleau Las Vegas Holdings LLC, 144A, 10.25%, 6/15/2015	55,000	38,775
Foot Locker, Inc., 8.5%, 1/15/2022	15,000	13,200
French Lick Resorts & Casino LLC, 144A, 10.75%, 4/15/2014	165,000	99,000
General Motors Corp.:
7.2%, 1/15/2011	150,000	125,250
7.4%, 9/1/2025	35,000	23,450
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015	40,000	38,050
Group 1 Automotive, Inc., 8.25%, 8/15/2013	20,000	18,800
Hanesbrands, Inc., Series B, 8.204%**, 12/15/2014	60,000	53,250
Hertz Corp.:
8.875%, 1/1/2014	95,000	90,012
10.5%, 1/1/2016	20,000	18,725
Idearc, Inc., 8.0%, 11/15/2016	255,000	165,112
Indianapolis Downs LLC, 144A, 11.0%, 11/1/2012	25,000	21,750
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014	45,000	32,062
Jarden Corp., 7.5%, 5/1/2017	30,000	26,250
Lamar Media Corp., Series C, 6.625%, 8/15/2015	25,000	22,000
Liberty Media LLC:
5.7%, 5/15/2013	10,000	8,756
8.25%, 2/1/2030	55,000	46,157
8.5%, 7/15/2029	70,000	59,810
Mediacom Broadband LLC, 8.5%, 10/15/2015	5,000	4,200
MGM MIRAGE:
6.75%, 9/1/2012	15,000	13,913
8.375%, 2/1/2011	35,000	35,087
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	65,000	62,725
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013	40,000	39,400
Quebecor Media, Inc., 7.75%, 3/15/2016	25,000	22,812
Quiksilver, Inc., 6.875%, 4/15/2015	100,000	80,500
Shingle Springs Tribal Gaming Authority, 144A, 9.375%, 6/15/2015	30,000	26,550
Simmons Co.:
Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014	125,000	80,625
7.875%, 1/15/2014	25,000	20,500
Sinclair Television Group, Inc., 8.0%, 3/15/2012	20,000	20,200
Station Casinos, Inc., 6.5%, 2/1/2014	75,000	45,000
TCI Communications, Inc., 8.75%, 8/1/2015	1,085,000	1,227,335
Time Warner Cable, Inc., 5.4%, 7/2/2012	1,981,000	1,946,396
Travelport LLC, 7.701%**, 9/1/2014	35,000	28,350
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015	85,000	57,375
United Components, Inc., 9.375%, 6/15/2013	5,000	4,581
Viacom, Inc.:
5.75%, 4/30/2011	678,000	685,221
6.75%, 10/5/2037	360,000	345,243
Vitro SAB de CV:
9.125%, 2/1/2017	140,000	116,200
11.75%, 11/1/2013	15,000	15,188
XM Satellite Radio, Inc., 9.75%, 5/1/2014	85,000	82,025
		6,531,585
Consumer Staples 0.6%
Alliance One International, Inc., 8.5%, 5/15/2012	20,000	18,800
CVS Caremark Corp.:
6.25%, 6/1/2027	487,000	485,333
6.302%, 6/1/2037	1,336,000	1,225,144
Delhaize America, Inc., 9.0%, 4/15/2031	480,000	577,684
Kroger Co., 6.8%, 4/1/2011	590,000	627,443
Miller Brewing Co., 144A, 5.5%, 8/15/2013	765,000	813,057
Pilgrim's Pride Corp., 7.625%, 5/1/2015	15,000	14,437
Rite Aid Corp., 7.5%, 3/1/2017	65,000	58,500
Smithfield Foods, Inc., 7.75%, 7/1/2017	45,000	43,875
Tesco PLC, 144A, 6.15%, 11/15/2037	700,000	678,362
		4,542,635
Energy 0.8%
Atlas Energy Resources LLC, 144A, 10.75%, 2/1/2018	15,000	15,188
Belden & Blake Corp., 8.75%, 7/15/2012	205,000	205,512
Bristow Group, Inc., 7.5%, 9/15/2017	35,000	35,175
Canadian Natural Resources Ltd., 6.5%, 2/15/2037 (a)	510,000	504,509
Chaparral Energy, Inc., 8.5%, 12/1/2015	45,000	39,150
Chesapeake Energy Corp.:
6.25%, 1/15/2018	25,000	23,875
6.875%, 1/15/2016	120,000	118,800
7.75%, 1/15/2015	15,000	15,450
Cimarex Energy Co., 7.125%, 5/1/2017	30,000	29,775
Delta Petroleum Corp., 7.0%, 4/1/2015	85,000	75,650
Dynegy Holdings, Inc.:
6.875%, 4/1/2011	15,000	14,738
8.375%, 5/1/2016	70,000	69,300
El Paso Corp., 9.625%, 5/15/2012	34,000	36,802
Energy Partners Ltd., 9.75%, 4/15/2014	35,000	28,875
EXCO Resources, Inc., 7.25%, 1/15/2011	30,000	29,175
Frontier Oil Corp., 6.625%, 10/1/2011	25,000	24,687
Mariner Energy, Inc.:
7.5%, 4/15/2013	25,000	24,000
8.0%, 5/15/2017	25,000	23,875
OPTI Canada, Inc., 8.25%, 12/15/2014	100,000	99,000
Pemex Project Funding Master Trust, 144A, 5.75%, 3/1/2018 (a)	236,000	240,810
Petrohawk Energy Corp., 9.125%, 7/15/2013	20,000	20,550
Quicksilver Resources, Inc., 7.125%, 4/1/2016	90,000	86,850
Sabine Pass LNG LP, 7.5%, 11/30/2016	105,000	101,325
Southwestern Energy Co., 144A, 7.5%, 2/1/2018	10,000	10,350
SPI Electricity Property Ltd., 144A, 7.25%, 12/1/2016	2,875,000	3,169,785
Stone Energy Corp.:
6.75%, 12/15/2014	130,000	118,300
8.25%, 12/15/2011	50,000	49,500
Tesoro Corp., 6.5%, 6/1/2017	20,000	17,900
TransCanada PipeLines Ltd., 6.35%, 5/15/2067	745,000	658,494
		5,887,400
Financials 2.1%
Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015	120,000	103,800
American Express Centurion Bank, 5.55%, 10/17/2012	700,000	706,339
American General Finance Corp.:
Series H, 4.625%, 9/1/2010	1,305,000	1,300,311
Series J, 5.625%, 8/17/2011	895,000	896,043
Ashton Woods USA LLC, 9.5%, 10/1/2015	100,000	53,500
Bank of New York Mellon Corp., Series G, 4.95%, 11/1/2012	1,440,000	1,475,392
Buffalo Thunder Development Authority, 144A, 9.375%, 12/15/2014	20,000	15,000
Corp. Andina de Fomento:
5.75%, 1/12/2017	570,000	557,292
6.875%, 3/15/2012	210,000	225,831
E*TRADE Financial Corp.:
7.375%, 9/15/2013	35,000	24,850
7.875%, 12/1/2015	80,000	56,800
Erac USA Finance Co.:
144A, 5.8%, 10/15/2012	420,000	400,290
144A, 7.0%, 10/15/2037	995,000	817,960
144A, 8.0%, 1/15/2011	1,180,000	1,258,823
Farmers Exchange Capital, 144A, 7.2%, 7/15/2048	760,000	690,500
Ford Motor Credit Co., LLC:
7.25%, 10/25/2011	260,000	213,570
7.375%, 10/28/2009	460,000	419,121
7.875%, 6/15/2010	125,000	108,992
FPL Group Capital, Inc., 6.65%, 6/15/2067	1,037,000	957,656
General Electric Capital Corp., 5.875%, 1/14/2038	480,000	462,652
GMAC LLC, 6.875%, 9/15/2011	500,000	382,682
Hawker Beechcraft Acquisition Co., LLC:
8.5%, 4/1/2015	65,000	66,787
9.75%, 4/1/2017	50,000	49,750
Hexion US Finance Corp., 9.75%, 11/15/2014	10,000	10,725
Inmarsat Finance PLC, Step-up Coupon, 0% to 11/15/2008, 10.375% to 11/15/2012	90,000	87,300
iPayment, Inc., 9.75%, 5/15/2014	40,000	35,500
Pinnacle Foods Finance LLC, 9.25%, 4/1/2015	25,000	22,125
Residential Capital LLC:
3.49%**, 6/9/2008	15,000	11,850
6.37%**, 11/21/2008	105,000	71,400
8.125%, 11/21/2008	65,000	44,850
StanCorp Financial Group, Inc., 6.9%, 5/29/2067	720,000	640,026
Symetra Financial Corp., 144A, 8.3%, 10/15/2037	340,000	320,215
The Travelers Cos., Inc., 6.25%, 3/15/2037	185,000	163,174
TNK-BP Finance SA:
Series 5, 144A, 7.5%, 3/13/2013	365,000	355,419
Series 6, 144A, 7.875%, 3/13/2018 (a)	330,000	304,837
UCI Holdco, Inc., 12.49%**, 12/15/2013 (PIK)	50,000	43,500
UDR, Inc., Series E, (REIT), 3.9%, 3/15/2010	305,000	293,232
Universal City Development Partners, 11.75%, 4/1/2010	160,000	164,400
Wells Fargo & Co., 5.25%, 10/23/2012	380,000	394,088
Woori Bank, 144A, 6.208%, 5/2/2037	670,000	530,895
Xstrata Finance Canada Ltd., 144A, 5.8%, 11/15/2016	711,000	686,665
		15,424,142
Health Care 0.2%
Advanced Medical Optics, Inc., 7.5%, 5/1/2017	55,000	47,300
Bausch & Lomb, Inc., 144A, 9.875%, 11/1/2015	55,000	55,963
Boston Scientific Corp., 6.0%, 6/15/2011	35,000	34,125
Community Health Systems, Inc., 8.875%, 7/15/2015	260,000	260,975
HCA, Inc.:
9.125%, 11/15/2014	50,000	51,500
9.25%, 11/15/2016	175,000	181,562
9.625%, 11/15/2016 (PIK)	55,000	57,063
HEALTHSOUTH Corp., 10.75%, 6/15/2016	25,000	26,250
IASIS Healthcare LLC, 8.75%, 6/15/2014	50,000	49,750
Psychiatric Solutions, Inc., 7.75%, 7/15/2015	30,000	29,850
Quest Diagnostics, Inc., 6.95%, 7/1/2037	336,000	332,633
Schering-Plough Corp., 6.55%, 9/15/2037	390,000	375,586
Sun Healthcare Group, Inc., 9.125%, 4/15/2015	40,000	38,600
Surgical Care Affiliates, Inc., 144A, 8.875%, 7/15/2015 (PIK)	45,000	34,650
The Cooper Companies, Inc., 7.125%, 2/15/2015	75,000	71,250
Vanguard Health Holding Co. II, LLC, 9.0%, 10/1/2014	125,000	120,312
		1,767,369
Industrials 0.2%
Actuant Corp., 144A, 6.875%, 6/15/2017	25,000	24,688
Allied Waste North America, Inc., 6.5%, 11/15/2010	25,000	25,000
American Railcar Industries, Inc., 7.5%, 3/1/2014	35,000	30,800
ARAMARK Corp., 6.739%**, 2/1/2015	45,000	39,712
Baldor Electric Co., 8.625%, 2/15/2017	30,000	29,700
Belden, Inc., 7.0%, 3/15/2017	30,000	28,950
Browning-Ferris Industries, Inc., 7.4%, 9/15/2035	105,000	95,550
Building Materials Corp. of America, 7.75%, 8/1/2014	45,000	32,400
Cenveo Corp., 7.875%, 12/1/2013	55,000	44,550
DRS Technologies, Inc.:
6.625%, 2/1/2016	15,000	14,663
6.875%, 11/1/2013	95,000	93,100
7.625%, 2/1/2018	110,000	110,000
Education Management LLC, 8.75%, 6/1/2014	30,000	25,350
Esco Corp.:
144A, 6.675%**, 12/15/2013	35,000	30,100
144A, 8.625%, 12/15/2013	65,000	63,050
General Cable Corp., 7.125%, 4/1/2017	5,000	4,775
Gibraltar Industries, Inc., Series B, 8.0%, 12/1/2015	30,000	24,300
Great Lakes Dredge & Dock Co., 7.75%, 12/15/2013	30,000	27,450
Harland Clarke Holdings Corp., 9.5%, 5/15/2015	35,000	25,725
K. Hovnanian Enterprises, Inc.:
6.25%, 1/15/2016	45,000	30,375
8.875%, 4/1/2012	145,000	80,475
Kansas City Southern de Mexico SA de CV, 144A, 7.375%, 6/1/2014	55,000	50,737
Navios Maritime Holdings, Inc., 9.5%, 12/15/2014	50,000	49,812
R.H. Donnelley Corp., 144A, 8.875%, 10/15/2017	125,000	78,125
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	5,000	5,300
RBS Global & Rexnord Corp., 9.5%, 8/1/2014	35,000	32,725
Titan International, Inc., 8.0%, 1/15/2012	130,000	127,400
United Rentals North America, Inc.:
6.5%, 2/15/2012	80,000	72,400
7.0%, 2/15/2014	95,000	74,575
Vought Aircraft Industries, Inc., 8.0%, 7/15/2011	25,000	22,938
		1,394,725
Information Technology 0.4%
Alion Science & Technology Corp., 10.25%, 2/1/2015	25,000	14,125
Broadridge Financial Solutions, Inc., 6.125%, 6/1/2017	629,000	590,610
Computer Sciences Corp., 144A, 6.5%, 3/15/2018	295,000	299,718
Dun & Bradstreet Corp., 6.0%, 4/1/2013	725,000	727,158
Freescale Semiconductor, Inc., 8.875%, 12/15/2014	120,000	93,900
L-3 Communications Corp.:
5.875%, 1/15/2015	105,000	100,537
Series B, 6.375%, 10/15/2015	50,000	48,875
Lucent Technologies, Inc., 6.45%, 3/15/2029	145,000	103,675
MasTec, Inc., 7.625%, 2/1/2017	45,000	39,150
Seagate Technology HDD Holdings, 6.8%, 10/1/2016	60,000	57,150
SunGard Data Systems, Inc., 10.25%, 8/15/2015	95,000	95,475
Tyco Electronics Group SA, 144A, 6.0%, 10/1/2012	930,000	953,194
		3,123,567
Materials 0.4%
Appleton Papers, Inc., Series B, 8.125%, 6/15/2011	20,000	19,250
Associated Materials, Inc., Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014	75,000	51,188
Cascades, Inc., 7.25%, 2/15/2013	110,000	97,075
Celulosa Arauco y Constitucion SA, 5.625%, 4/20/2015	1,042,000	1,039,272
Chemtura Corp., 6.875%, 6/1/2016	60,000	53,400
CPG International I, Inc., 10.5%, 7/1/2013	45,000	37,800
Exopack Holding Corp., 11.25%, 2/1/2014	105,000	96,075
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/2017	50,000	53,062
Georgia-Pacific LLC:
144A, 7.125%, 1/15/2017	25,000	23,125
9.5%, 12/1/2011	30,000	30,525
Hexcel Corp., 6.75%, 2/1/2015	135,000	130,612
Innophos, Inc., 8.875%, 8/15/2014	15,000	14,550
Koppers Holdings, Inc., Step-up Coupon, 0% to 11/15/2009, 9.875% to 11/15/2014	90,000	78,075
Millar Western Forest Products Ltd., 7.75%, 11/15/2013	15,000	10,125
Momentive Performance Materials, Inc., 9.75%, 12/1/2014	40,000	35,900
Mueller Water Products, Inc., 7.375%, 6/1/2017	20,000	17,250
NewMarket Corp., 7.125%, 12/15/2016	80,000	78,000
Sappi Papier Holding AG, 144A, 6.75%, 6/15/2012	499,000	452,788
Smurfit-Stone Container Enterprises, Inc.:
8.0%, 3/15/2017	65,000	54,600
8.25%, 10/1/2012	50,000	45,063
8.375%, 7/1/2012	30,000	27,150
Steel Dynamics, Inc., 144A, 7.375%, 11/1/2012	15,000	15,150
The Mosaic Co., 144A, 7.625%, 12/1/2014	60,000	64,200
Witco Corp., 6.875%, 2/1/2026	25,000	16,750
Xstrata Canada Corp., 6.0%, 10/15/2015	160,000	157,998
		2,698,983
Telecommunication Services 0.4%
British Telecommunications PLC, 5.15%, 1/15/2013	700,000	689,815
Centennial Communications Corp.:
10.0%, 1/1/2013	90,000	83,700
10.125%, 6/15/2013	25,000	24,688
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	75,000	73,687
8.375%, 1/15/2014	40,000	37,500
Cricket Communications, Inc., 144A, 9.375%, 11/1/2014	40,000	37,900
Embratel, Series B, 11.0%, 12/15/2008	15,000	15,675
Intelsat Jackson Holdings Ltd.:
9.25%, 6/15/2016	20,000	20,150
11.25%, 6/15/2016	70,000	70,962
Intelsat Corp., 9.0%, 6/15/2016	25,000	25,188
Intelsat Subsidiary Holding Co., Ltd., 8.25%, 1/15/2013	65,000	65,487
iPCS, Inc., 5.364%**, 5/1/2013	15,000	11,550
MetroPCS Wireless, Inc., 9.25%, 11/1/2014	70,000	64,400
Millicom International Cellular SA, 10.0%, 12/1/2013	155,000	164,300
Nortel Networks Ltd., 8.508%**, 7/15/2011	60,000	51,450
Qwest Corp.:
7.625%, 6/15/2015	913,000	890,175
7.875%, 9/1/2011	40,000	39,900
Rural Cellular Corp., 9.875%, 2/1/2010	70,000	71,925
SK Telecom Co., Ltd., 144A, 6.625%, 7/20/2027	250,000	245,751
SunCom Wireless Holdings, Inc., 8.5%, 6/1/2013	165,000	171,806
US Unwired, Inc., Series B, 10.0%, 6/15/2012	70,000	64,925
Verizon Communications, Inc., 6.4%, 2/15/2038	250,000	243,393
Virgin Media Finance PLC, 8.75%, 4/15/2014	80,000	71,800
		3,236,127
Utilities 1.6%
AES Corp.:
8.0%, 10/15/2017	65,000	65,813
144A, 8.75%, 5/15/2013	205,000	213,200
Allegheny Energy Supply Co., LLC, 144A, 8.25%, 4/15/2012	245,000	264,600
Appalachian Power Co., 7.0%, 4/1/2038	480,000	470,397
Arizona Public Service Co., 6.875%, 8/1/2036	490,000	466,100
CMS Energy Corp., 8.5%, 4/15/2011	150,000	159,325
Commonwealth Edison Co.:
Series 98, 6.15%, 3/15/2012	265,000	276,583
5.8%, 3/15/2018	705,000	701,294
Dominion Resources, Inc.:
Series 06-B, 6.3%, 9/30/2066	400,000	365,812
7.5%, 6/30/2066	1,305,000	1,204,606
Edison Mission Energy, 7.0%, 5/15/2017	55,000	54,725
Energy East Corp.:
6.75%, 6/15/2012	970,000	1,036,600
6.75%, 7/15/2036	450,000	437,076
Energy Future Holdings Corp., 144A, 10.875%, 11/1/2017	100,000	101,000
FPL Group Capital, Inc., Series D, 7.3%, 9/1/2067	170,000	166,265
Integrys Energy Group, Inc., 6.11%, 12/1/2066	795,000	685,309
Mirant Americas Generation LLC, 8.3%, 5/1/2011	55,000	56,100
Mirant North America LLC, 7.375%, 12/31/2013	25,000	25,250
NRG Energy, Inc.:
7.25%, 2/1/2014	105,000	103,687
7.375%, 2/1/2016	215,000	210,700
Pedernales Electric Cooperative, Series 2002-A, 144A, 6.202%, 11/15/2032	1,730,000	1,643,552
PPL Capital Funding, Inc., Series A, 6.7%, 3/30/2067	1,135,000	965,170
Regency Energy Partners LP, 8.375%, 12/15/2013	45,000	45,900
Reliant Energy, Inc., 7.875%, 6/15/2017	60,000	59,700
Sierra Pacific Resources, 8.625%, 3/15/2014	10,000	10,501
Westar Energy, Inc., 5.95%, 1/1/2035	855,000	772,383
Wisconsin Energy Corp., Series A, 6.25%, 5/15/2067	1,200,000	1,070,759
		11,632,407
Total Corporate Bonds (Cost $58,148,348)		56,238,940

Asset Backed 0.5%
Home Equity Loans
Bayview Financial Acquisition Trust, "1A1", Series 2006-A, 5.614%, 2/28/2041	310,234	306,904
Countrywide Asset-Backed Certificates:
"AF3", Series 2005-1, 4.575%, 7/25/2035	485,017	482,724
"A6", Series 2006-S6, 5.657%, 3/25/2034	1,320,000	1,084,875
"A6", Series 2006-15, 5.826%, 10/25/2046	450,000	392,354
"A1B", Series 2007-S1, 5.888%, 11/25/2036	604,872	576,299
"1AF6", Series 2006-11, 6.15%, 9/25/2046	1,295,000	1,172,341
Total Asset Backed (Cost $4,454,518)		4,015,497

Commercial and Non-Agency Mortgage-Backed Securities 12.5%
Adjustable Rate Mortgage Trust, "1A4", Series 2006-2, 5.758%**, 5/25/2036	1,345,000	1,099,884
Banc of America Commercial Mortgage, Inc.:
"A2", Series 2007-2, 5.634%, 4/10/2049	1,160,000	1,140,852
"A2", Series 2007-3, 5.659%**, 6/10/2049	940,000	929,664
"A4", Series 2007-3, 5.659%**, 6/10/2049	725,000	715,648
Bear Stearns Adjustable Rate Mortgage Trust, "2A1", Series 2006-4, 5.795%**, 10/25/2036	1,017,803	915,226
Bear Stearns Commercial Mortgage Securities, Inc., "AAB", Series 2007-PW16, 5.713%**, 6/11/2040	1,550,000	1,553,589
Chase Mortgage Finance Corp., "3A1", Series 2005-A1, 5.282%**, 12/25/2035	1,081,592	1,004,134
Citicorp Mortgage Securities, Inc., "1A1", Series 2004-8, 5.5%, 10/25/2034	853,308	819,792
Citigroup Commercial Mortgage Trust, "ASB", Series 2006-C5, 5.413%, 10/15/2049	1,000,000	991,414
Citigroup Mortgage Loan Trust, Inc.:
"2A1A", Series 2007-AR8, 5.92%**, 7/25/2037	2,745,826	2,596,666
"1CB2", Series 2004-NCM2, 6.75%, 8/25/2034	1,108,897	1,148,401
Citigroup/Deutsche Bank Commercial Mortgage Trust:
"A4", Series 2005-CD1, 5.225%**, 7/15/2044	825,000	823,538
"F", Series 2007-CD4, 5.555%**, 12/11/2049	690,000	404,768
Countrywide Alternative Loan Trust:
"A2", Series 2003-21T1, 5.25%, 12/25/2033	761,660	723,518
"A6", Series 2004-14T2, 5.5%, 8/25/2034	686,827	663,980
"1A1", Series 2004-J1, 6.0%, 2/25/2034	164,617	153,433
Countrywide Home Loans:
"2A2C", Series 2006-HYB1, 5.215%**, 3/20/2036	1,315,000	930,473
"1A1", Series 2007-HY1, 5.691%**, 4/25/2037	1,752,904	1,659,019
Credit Suisse Mortgage Capital Certificates, Inc.:
"10A2", Series 2007-5, 6.0%, 4/25/2029	1,031,571	1,015,453
"3A1", Series 2006-9, 6.0%, 11/25/2036	487,814	480,192
"3A19", Series 2007-5, 6.0%, 8/25/2037	1,391,659	1,369,914
"5A14", Series 2007-1, 6.0%, 2/25/2037	1,268,669	1,239,495
First Horizon Mortgage Pass-Through Trust, "1A2", Series 2006-AR4, 5.492%**, 1/25/2037	1,847,431	1,744,488
GE Capital Commercial Mortgage Corp., "AJ", Series 2007-C1, 5.677%, 12/10/2049	1,640,000	1,262,471
GMAC Mortgage Corp. Loan Trust:
"A2", Series 2004-J1, 5.25%, 4/25/2034	687,522	681,834
"4A1", Series 2005-AR6, 5.461%**, 11/19/2035	1,037,339	936,726
Greenwich Capital Commercial Funding Corp.:
"A2", Series 2007-GG9, 5.381%, 3/10/2039	2,150,000	2,105,263
"A4", Series 2007-GG11, 5.736%, 12/10/2049	600,000	592,297
GS Mortgage Securities Corp. II:
"A2", Series 2007-GG10, 5.778%, 8/10/2045	2,130,000	2,106,747
"A4", Series 2007-GG10, 5.799%**, 8/10/2045	675,000	673,925
"AAB", Series 2007-GG10, 5.799%**, 8/10/2045	2,100,000	2,112,707
"AM", Series 2007-GG10, 5.799%**, 8/10/2045	1,000,000	920,146
"J", Series 2007-GG10, 144A, 5.799%**, 8/10/2045	1,419,000	666,647
"K", Series 2007-GG10, 144A, 5.799%**, 8/10/2045	993,000	419,051
GSR Mortgage Loan Trust:
"2A1", Series 2007-AR2, 5.51%**, 5/25/2047	1,912,697	1,843,805
"1A1", Series 2007-AR2, 5.787%**, 5/25/2047	2,069,479	1,961,238
"2A1", Series 2007-AR1, 5.999%**, 3/25/2037	2,338,914	2,224,492
IndyMac Inda Mortgage Loan Trust, "1A1", Series 2006-AR3, 5.343%**, 12/25/2036	1,314,300	1,239,013
JPMorgan Chase Commercial Mortgage Securities Corp.:
"ASB", Series 2007-CB19, 5.73%**, 2/12/2049	1,280,000	1,285,554
"A4", Series 2007-LD11, 5.819%**, 6/15/2049	1,320,000	1,318,499
"ASB", Series 2007-LD11, 5.819%**, 6/15/2049	2,140,000	2,157,249
"F", Series 2007-LD11, 5.819%**, 6/15/2049	650,000	385,819
"A4", Series 2007-LD12, 5.882%, 7/15/2017	525,000	523,510
JPMorgan Mortgage Trust:
"3A3", Series 2004-A3, 4.972%**, 7/25/2034	1,380,000	1,068,089
"2A1R", Series 2006-A7, 5.446%**, 1/25/2037	1,697,159	1,613,770
"2A4", Series 2006-A2, 5.747%**, 4/25/2036	2,000,000	1,640,451
"2A1" Series 2006-A5, 5.829%**, 8/25/2036	1,139,055	1,093,726
LB-UBS Commercial Mortgage Trust, "A2", Series 2006-C6, 5.262%, 9/15/2039	960,000	943,983
Lehman Mortgage Trust:
"3A3", Series 2006-1, 5.5%, 2/25/2036	1,207,856	1,200,417
"1A10", Series 2006-3, 6.0%, 7/25/2036	1,105,603	1,060,360
Master Adjustable Rate Mortgages Trust, "B1", Series 2004-13, 3.814%**, 12/21/2034	1,370,280	1,039,496
Master Alternative Loans Trust, "8A1", Series 2004-3, 7.0%, 4/25/2034	38,361	39,162
Master Asset Securitization Trust, "2A7", Series 2003-9, 5.5%, 10/25/2033	988,484	989,101
Merrill Lynch Mortgage Investors Trust, "A2", Series 2005-A5, 4.566%, 6/25/2035	175,000	163,588
Merrill Lynch Mortgage Trust, "ASB", Series 2007-C1, 5.829%**, 6/12/2050	535,000	538,498
Merrill Lynch/Countrywide Commercial Mortgage Trust, "ASB", Series 2007-7, 5.745%, 6/12/2050	700,000	699,187
Morgan Stanley Capital I:
"A2", Series 2007-HQ11, 5.359%, 2/12/2044	2,200,000	2,150,393
"AAB", Series 2007-IQ14, 5.654%, 4/15/2049	1,410,000	1,401,655
New York Mortgage Trust, "2A3", Series 2006-1, 5.647%**, 5/25/2036	1,400,000	1,259,176
Residential Accredit Loans, Inc.:
"A3", Series 2004-QS11, 5.5%, 8/25/2034	509,782	490,892
"CB", Series 2004-QS2, 5.75%, 2/25/2034	649,438	613,313
Residential Funding Mortgage Securities I, "2A2", Series 2007-SA1, 5.619%**, 2/25/2037	605,447	573,212
Structured Adjustable Rate Mortgage Loan Trust:
"6A3", Series 2005-21, 5.4%, 11/25/2035	1,190,000	840,953
"5A1", Series 2005-18, 5.53%**, 9/25/2035	900,472	702,624
"2A1", Series 2006-1, 5.621%**, 2/25/2036	542,956	411,438
Structured Asset Securities Corp., "4A1", Series 2005-6, 5.0%, 5/25/2035	340,304	285,749
SunTrust Adjustable Rate Mortgage Loan Trust, "3A1", Series 2007-3, 6.047%**, 6/25/2037	2,060,657	2,088,558
Wachovia Bank Commercial Mortgage Trust:
"A3", Series 2007-C30, 5.246%, 12/15/2043	1,000,000	971,839
"APB", Series 2005-C22, 5.271%**, 12/15/2044	1,300,000	1,289,290
"A2", Series 2007-C32, 5.736%**, 6/15/2049	1,420,000	1,403,123
"APB", Series 2007-C32, 5.741%**, 6/15/2049	660,000	662,106
"H", Series 2007-C32, 144A, 5.741%**, 6/15/2049	990,000	514,577
Washington Mutual Mortgage Pass-Through Certificates Trust:
"1A3", Series 2005-AR14, 5.056%**, 12/25/2035	1,325,000	1,195,192
"1A3", Series 2005-AR16, 5.102%**, 12/25/2035	1,305,000	1,174,439
"1A1", Series 2006-AR18, 5.346%**, 1/25/2037	1,257,047	1,182,930
"2A2", Series 2006-AR18, 5.495%**, 1/25/2037	1,385,000	1,088,413
"1A1", Series 2006-AR16, 5.606%**, 12/25/2036	1,548,205	1,465,443
"1A3", Series 2006-AR8, 5.884%**, 8/25/2046	1,395,000	1,241,479
Wells Fargo Mortgage Backed Securities Trust:
"2A5", Series 2006-AR2, 5.109%**, 3/25/2036	3,669,828	3,516,124
"3A2", Series 2006-AR8, 5.238%**, 4/25/2036	2,070,000	1,855,786
"A6", Series 2006-AR11, 5.517%**, 8/25/2036	1,995,000	1,580,124
"1A3", Series 2006-6, 5.75%, 5/25/2036	1,178,418	1,178,499
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $100,092,616)		92,767,689

Collateralized Mortgage Obligations 1.6%
Federal Home Loan Mortgage Corp.:
"LN", Series 3145, 4.5%, 10/15/2034	1,253,181	1,251,159
"BE" Series 3128, 5.0%, 5/15/2033	1,400,000	1,382,325
"BG", Series 2869, 5.0%, 7/15/2033	315,000	311,385
"NE", Series 2802, 5.0%, 2/15/2033	880,000	874,995
"PE", Series 2864, 5.0%, 6/15/2033	2,080,000	2,058,262
"XD", Series 2941, 5.0%, 5/15/2033	2,010,000	1,974,132
Federal National Mortgage Association:
"QK", Series 2003-37, 4.0%, 7/25/2027	1,189,820	1,187,844
"YD", Series 2005-94, 4.5%, 8/25/2033	1,445,000	1,399,330
"HE", Series 2005-22, 5.0%, 10/25/2033	1,290,000	1,266,050
Total Collateralized Mortgage Obligations (Cost $11,419,727)		11,705,482

Mortgage-Backed Securities Pass-Throughs 5.7%
Federal Home Loan Mortgage Corp.:
4.5%, 6/1/2020	2,018,325	2,021,794
5.5%, 10/1/2023	853,063	866,692
5.524%**, 2/1/2038	730,009	734,096
6.5%, 1/1/2035	843,997	883,988
Federal National Mortgage Association:
4.5%, with various maturities from 6/1/2019 until 10/1/2033	8,921,179	8,879,169
5.0%, with various maturities from 2/1/2021 until 8/1/2034	4,360,532	4,359,281
5.5%, with various maturities from 1/1/2020 until 7/1/2037	16,335,722	16,571,722
6.0%, with various maturities from 1/1/2024 until 4/1/2024	1,741,218	1,796,531
6.5%, with various maturities from 5/1/2023 until 8/1/2036	4,953,522	5,163,461
7.0%, 4/1/2038	1,200,000	1,260,797
9.0%, 11/1/2030	59,098	67,098
Total Mortgage Backed Securities Pass-Throughs (Cost $41,517,307)		42,604,629

Municipal Bonds and Notes 1.2%
Arroyo Grande, CA, Redevelopment Agency, Tax Allocation, Redevelopment Project Area, 5.304%, 9/1/2019 (b)	1,280,000	1,299,558
Hammond, IN, Redevelopment Authority Lease Rent Revenue, Hammond Marina Project, 5.57%, 2/1/2014 (b)	610,000	650,236
San Diego, CA, Redevelopment Agency, Taxable Housing Allocation, 5.81%, 9/1/2019 (b)	2,300,000	2,373,715
Suffolk, VA, Multi-Family Housing Revenue, Redevelopment & Housing Authority, Windsor at Potomac, Series T, 6.6%, 7/1/2015	1,655,000	1,821,692
Texas, State General Obligation, Transportation Commission Mobility Fund, Series A, 4.5%, 4/1/2030 (b)	1,320,000	1,226,874
Whittier, CA, Redevelopment Agency, Tax Allocation, Housing Projects, Series B, 6.09%, 11/1/2038 (b)	1,400,000	1,406,468
Total Municipal Bonds and Notes (Cost $8,460,975)		8,778,543

Government & Agency Obligations 4.8%
US Treasury Obligations
US Treasury Bills:
1.5%***, 4/17/2008(c)	35,000	34,981
1.84%***, 4/17/2008(c)	87,000	86,954
1.842%***, 4/17/2008(c)	1,000	999
1.9%***, 4/17/2008(c)	119,000	118,937
1.929%***, 4/17/2008(c)	2,000	1,999
2.055%***, 4/17/2008(c)	23,000	22,988
2.1%***, 4/17/2008(c)	13,000	12,993
2.153%***, 4/17/2008(c)	1,000	999
2.2%***, 4/17/2008(c)	46,000	45,976
2.299%***, 4/17/2008(c)	1,000	999
2.3%***, 4/17/2008(c)	13,000	12,993
2.31%***, 4/17/2008(c)	3,000	2,998
3.03%***, 4/17/2008(c)	11,636,000	11,629,798
US Treasury Bond, 4.75%, 2/15/2037 (a)	6,870,000	7,389,008
US Treasury Notes:
3.5%, 2/15/2018 (a)	4,272,000	4,296,697
4.75%, 5/31/2012 (a)	803,000	880,790
4.875%, 8/31/2008 (a)	10,455,000	10,602,018
4.875%, 4/30/2011 (a)	635,000	691,852
Total Government & Agency Obligations (Cost $35,536,515)		35,833,979

Preferred Securities 1.2%
Axa SA, 144A, 6.379%, 12/14/2036****	180,000	145,093
Goldman Sachs Capital II, 5.793%, 6/1/2012****	850,000	566,185
MUFG Capital Finance 1 Ltd., 6.346%, 7/25/2016****	935,000	761,931
Oil Insurance Ltd., 144A, 7.558%, 6/30/2011****	2,055,000	1,792,330
Royal Bank of Scotland Group PLC, Series U, 7.64%, 9/29/2017****	900,000	775,071
Santander Perpetual SA, 144A, 6.671%, 10/24/2017****	600,000	540,697
SMFG Preferred Capital, 144A, 6.078%, 1/25/2017****	1,195,000	936,880
Stoneheath Re, 6.868%, 10/15/2011****	1,460,000	1,164,496
Wachovia Capital Trust III, 5.8%, 3/15/2011****	1,665,000	1,186,312
XL Capital Ltd., Series E, 6.5%, 4/15/2017****	1,095,000	820,751
Total Preferred Securities (Cost $10,801,777)		8,689,746
	Shares	Value ($)

Preferred Stocks 0.1%
Consumer Discretionary 0.1%
Porsche Automobil Holding SE	3,008	552,020
Volkswagen AG	92	15,277
		567,297
Consumer Staples 0.0%
Henkel KGaA	2,268	104,805
Financials 0.0%
Arch Capital Group Ltd., Series A, 8.0%*	809	20,554
Total Preferred Stocks (Cost $739,080)		692,656

Participatory Note 0.0%
Merrill Lynch Pioneers Index (issuer Merrill Lynch International), Expiration date 2/27/2009* (Cost $168,834)	1,700	157,488

Securities Lending Collateral 2.9%
Daily Assets Fund Institutional, 3.25% (d) (e) (Cost $21,841,115)	21,841,115	21,841,115

Cash Equivalents 7.2%
Cash Management QP Trust, 2.84% (d) (Cost $53,385,624)	53,385,624	53,385,624
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $801,196,047)+	103.2	767,329,838
Other Assets and Liabilities, Net	(3.2)	(24,079,566)
Net Assets	100.0	743,250,272
* Non-income producing security
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of March 31, 2008.
*** Annualized yield at time of purchase; not a coupon rate
**** Date shown is call date; not a maturity date for the perpetual preferred securities
+ The cost for federal income tax purposes was $804,644,435. At March 31, 2008, net unrealized depreciation for all securities based on tax cost was $37,314,597. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $16,256,021 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $53,570,618.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at March 31, 2008 amounted to $21,292,947 which is 2.9% of net assets.
(b) Bond is insured by one of these companies:
Insurance Coverage	As a % of Total Investment Portfolio
Financial Guaranty Insurance Company	0.3
MBIA Corp.	0.3
XL Capital Insurance	0.3
(c) At March 31, 2008, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(e) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PIK: Denotes that all or a portion of income is paid in kind.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At March 31, 2008, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
DJ Euro Stoxx 50 Index	6/20/2008	5	269,276	280,149	10,873
Hang Seng Stock Index	4/29/2008	18	2,580,109	2,616,975	36,866
Nikkei 225 Index	6/12/2008	1	62,155	63,525	1,370
Russell 2000 Index	6/18/2008	1	339,030	345,000	5,970
Russell E Mini 2000 Index	6/20/2008	50	3,397,638	3,450,000	52,362
S&P 500 Index	6/19/2008	29	9,495,536	9,599,000	103,464
S&P/TSE 60 Index	6/19/2008	30	4,566,842	4,593,307	26,465
SPI 200 Index	6/19/2008	2	234,651	246,570	11,919
United Kingdom Treasury Bond	6/26/2008	77	16,876,766	17,008,655	131,889
10 Year US Treasury Note	6/19/2008	91	10,414,089	10,824,734	410,645
Total unrealized appreciation					791,823

As of March 31, 2008, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
USD	19,242,435	EUR	12,396,000	6/18/2008	258,083
USD	38,808,001	SGD	53,335,000	6/18/2008	61,656
Total unrealized appreciation					319,739
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
USD	37,830,610	AUD	40,890,000	6/18/2008	(859,519)
USD	24,961,013	CAD	24,649,000	6/18/2008	(984,786)
USD	24,468,812	NOK	125,295,000	6/18/2008	(38,216)
USD	14,266,497	NZD	17,934,000	6/18/2008	(355,968)
Total unrealized depreciation					(2,238,489)
Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar EUR Euro Currency NZD New Zealand Dollar NOK Norwegian Krone SGD Singapore Dollar USD United States Dollar

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2008
Assets
Investments: Investments in securities, at value (cost $725,969,308) — including $21,292,947 of securities loaned	$ 692,103,099
Investment in Daily Assets Fund Institutional (cost $21,841,115)*	21,841,115
Investment in Cash Management QP Trust (cost $53,385,624)	53,385,624
Total investments, at value (cost $801,196,047)	767,329,838
Cash	200,133
Foreign currency, at value (cost $236,695)	267,044
Receivable for investments sold	1,994,936
Dividends receivable	871,363
Interest receivable	2,297,385
Receivable for Fund shares sold	320,303
Receivable for daily variation margin on open futures contracts	221,121
Foreign taxes recoverable	24,444
Unrealized appreciation on forward foreign currency exchange contracts	319,739
Due from Advisor	109,787
Other assets	51,795
Total assets	774,007,888
Liabilities
Payable for investments purchased	5,215,590
Payable for Fund shares redeemed	718,923
Payable upon return of securities loaned	21,841,115
Unrealized depreciation on forward foreign currency exchange contracts	2,238,489
Accrued management fee	231,072
Other accrued expenses and payables	512,427
Total liabilities	30,757,616
Net assets, at value	$ 743,250,272
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2008 (continued)
Net Assets consist of
Undistributed net investment income	5,530,126
Net unrealized appreciation (depreciation) on: Investments	(33,866,209)
Futures	791,823
Foreign currency	(1,893,297)
Accumulated net realized gain (loss)	(34,047,741)
Paid-in capital	806,735,570
Net assets, at value	$ 743,250,272
Net Asset Value
Class S Net Asset Value offering and redemption price(a) per share ($4,751,387 ÷ 485,475 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 9.79

Institutional Class

Net Asset Value offering and redemption price(a) per share ($738,498,885 ÷ 72,263,136 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 10.22
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended March 31, 2008
Investment Income
Income: Dividends (net of foreign taxes withheld of $33,156)	$ 7,717,124
Interest (net of foreign taxes withheld of $2,490)	15,073,112
Interest — Cash Management QP Trust	3,551,653
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	199,241
Total Income	26,541,130
Expenses: Management fee	4,589,629
Administration fee	787,327
Services to shareholders	1,237,241
Professional fees	119,321
Trustees' fees and expenses	29,279
Custodian fee	74,612
Reports to shareholders	56,004
Registration fees	35,005
Other	50,833
Total expenses before expense reductions	6,979,251
Expense reductions	(2,628,512)
Total expenses after expense reductions	4,350,739
Net investment income	22,190,391
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	2,685,148
Futures	9,577,222
Foreign currency	13,404,722
Payments by affiliates (See Note H)	17,512
25,684,604
Change in net unrealized appreciation (depreciation) on: Investments	(46,220,118)
Futures	(1,539,127)
Foreign currency	(2,628,304)
(50,387,549)
Net gain (loss)	(24,702,945)
Net increase (decrease) in net assets resulting from operations	$ (2,512,554)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended March 31,
	2008	2007
Operations: Net investment income	$ 22,190,391	$ 21,334,561
Net realized gain (loss)	25,684,604	93,749,918
Change in net unrealized appreciation (depreciation)	(50,387,549)	(41,015,364)
Net increase (decrease) in net assets resulting from operations	(2,512,554)	74,069,115
Distributions to shareholders from: Net investment income Class S	(186,707)	(531,935)
Institutional Class	(31,654,117)	(18,648,813)
Net realized gains Class S	(697,044)	(899,280)
Institutional Class	(105,625,464)	(19,732,118)
Total distributions	(138,163,332)	(39,812,146)
Fund share transactions: Proceeds from shares sold	99,016,462	62,454,436
Reinvestment of distributions	138,155,019	39,808,921
Cost of shares redeemed	(118,987,404)	(128,188,418)
Redemption fees	89,752	63,097
Net increase (decrease) in net assets from Fund share transactions	118,273,829	(25,861,964)
Increase (decrease) in net assets	(22,402,057)	8,395,005
Net assets at beginning of period	765,652,329	757,257,324
Net assets at end of period (including undistributed net investment income of $5,530,126 and $4,325,377, respectively)	$ 743,250,272	$ 765,652,329

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class S+ Years Ended March 31,	2008	2007	2006	2005	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.85	$ 11.30	$ 10.62	$ 10.43	$ 9.75
Income (loss) from investment operations: Net investment income[b]	.29	.33	.22	.21	.11
Net realized and unrealized gain (loss)	(.30)	.80	.70	.30	.93
Total from investment operations	(.01)	1.13	.92	.51	1.04
Less distributions from: Net investment income	(.42)	(.25)	(.24)	(.32)	(.36)
Net realized gains	(1.63)	(.33)	—	—	—
Total distributions	(2.05)	(.58)	(.24)	(.32)	(.36)
Redemption fees	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 9.79	$ 11.85	$ 11.30	$ 10.62	$ 10.43
Total Return (%)[c]	(.75)	10.16	8.77	4.92	10.79**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	5	31	56	69
Ratio of expenses before expense reductions (%)	1.05	.93	1.41	1.33[d]	1.41d*
Ratio of expenses after expense reductions (%)	.87	.71	1.00	1.00[d]	1.00d*
Ratio of net investment income (%)	2.50	2.67	1.92	1.90	1.65*
Portfolio turnover rate (%)[f]	262	174	101	106[e]	115d,e**
+ On October 23, 2006, Investment Class was renamed Class S.
[a] For the period from July 25, 2003 (commencement of operations of Investment Class shares) to March 31, 2004.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The ratio includes expenses allocated from the Asset Management Portfolio, the Fund's master portfolio through August 20, 2004.
[e] This ratio includes the purchase and sales of portfolio securities of the DWS Lifecycle Long Range Fund as a stand-alone fund in addition to the Asset Management Portfolio. The 2004 ratio represents the Asset Management Portfolio only.
[f] The portfolio turnover rate including mortgage dollar roll transactions was 264%, 175%, 108%, 122% and 124% for the years ended March 31, 2008, 2007, 2006, 2005 and 2004, respectively.
* Annualized.
** Not annualized.
*** Amount is less than $.005.

Institutional Class Years Ended March 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 12.29	$ 11.74	$ 11.04	$ 10.84	$ 9.17
Income (loss) from investment operations: Net investment income[a]	.32	.34	.27	.25	.21
Net realized and unrealized gain (loss)	(.29)	.85	.74	.33	1.94
Total from investment operations	.03	1.19	1.01	.58	2.15
Less distributions from: Net investment income	(.47)	(.31)	(.31)	(.38)	(.48)
Net realized gains	(1.63)	(.33)	—	—	—
Total distributions	(2.10)	(.64)	(.31)	(.38)	(.48)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 10.22	$ 12.29	$ 11.74	$ 11.04	$ 10.84
Total Return (%)[b]	(.40)	10.28	9.19	5.42	23.71
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	738	761	726	719	702
Ratio of expenses before expense reductions (%)	.89	.89	.91	.83[c]	.91[c]
Ratio of expenses after expense reductions (%)	.55	.55	.55	.55[c]	.55[c]
Ratio of net investment income (%)	2.82	2.83	2.37	2.35	2.08
Portfolio turnover rate (%)[e]	262	174	101	106[d]	115[d]
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] The ratio includes expenses allocated from the Asset Management Portfolio, the Fund's master portfolio through August 20, 2004.
[d] This ratio includes the purchase and sales of portfolio securities of the DWS Lifecycle Long Range Fund as a stand-alone fund in addition to the Asset Management Portfolio. The 2004 ratio represents the Asset Management Portfolio only.
[e] The portfolio turnover rate including mortgage dollar roll transactions was 264%, 175%, 108%, 122% and 124% for the years ended March 31, 2008, 2007, 2006, 2005 and 2004, respectively.
* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Lifecycle Long Range Fund (the "Fund") is a diversified series of DWS Advisor Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers two classes of shares: Class S and Institutional Class. Institutional Class shares are offered to a limited group of investors and are not subject to initial or contingent deferred sales charges. Institutional Class shares have lower ongoing expenses than Class S shares. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes of shares except that each class bears certain expenses unique to that class such as services to shareholders and certain other class specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

New Accounting Pronouncements. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of March 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In addition, in March 2008, FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161") Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities. FAS 161 is effective for fiscal years beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may also invest in futures contracts to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities and to enhance the total returns.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at an agreed upon price and date. During the period between the sale and repurchase, the Fund will not be entitled to earn interest and receive principal payment on securities sold. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase or, alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of the securities sold by the Fund may decline below the repurchase price of those securities.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At March 31, 2008, the Fund had a net tax basis capital loss carryforward of approximately $10,326,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2010 $3,729,000, March 31, 2011 $4,041,000, March 31, 2012 $2,301,000 and March 31, 2013 $255,000, the respective expiration dates, whichever occurs first, subject to certain limitations under Sections 382-383 of the Internal Revenue Code. During the year ended March 31, 2008, the Fund utilized approximately $2,590,000 of prior year capital loss carryforwards.

In addition, from November 1, 2007 through March 31, 2008, the Fund incurred approximately $29,024,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending March 31, 2009.

The Fund has reviewed the tax positions for each of the three open tax years as of March 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies, forward foreign currency exchange contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss), futures and certain securities sold at a loss. As a result net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At March 31, 2008, each Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 3,560,708
Undistributed net long-term capital gains	$ 9,333,880
Capital loss carryforward**	$ (10,326,000)
Net unrealized appreciation (depreciation) on investments	$ (37,314,597)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended March 31,
	2008	2007
Distributions from ordinary income*	$ 70,993,246	$ 21,994,120
Distributions from long-term capital gains*	$ 67,170,086	$ 17,818,026
* For tax purposes short-term capital gains distributions and gains from forward foreign currency exchange contracts are considered ordinary income distributions.
** Subject to certain limitations under Section 382-383 of the Internal Revenue Code.

Redemption Fees. During the year, the Fund imposed a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital. Effective April 1, 2008, the Fund no longer imposes the 2% redemption fee on Fund shares acquired on or after that date.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended March 31, 2008, purchases and sales of investment securities (excluding short-term investments, US Treasury obligations and mortgage dollar roll transactions) aggregated $1,545,917,687 and $1,455,137,571, respectively. Purchases and sales of US Treasury obligations aggregated $352,503,171 and $379,795,257, respectively. Purchases and sales of mortgage dollar roll transactions aggregated $11,002,388 and $14,029,880, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

Pursuant to a written contract, Aberdeen Asset Management Inc. ("AAMI"), a direct, wholly owned subsidiary of Aberdeen Asset Management PLC, serves as subadvisor to the Fund with respect to the fixed income portion of the Fund's portfolio. AAMI is paid for its services by the Advisor from its fee as investment advisor to the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.600%
Next $750 million of such net assets	.575%
Over $1 billion of such net assets	.550%

For the period from April 1, 2007 through September 30, 2007, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the total operating expenses of Institutional Class at 1.03%.

Effective October 1, 2006, the Advisor has voluntarily agreed to waive a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) to the extent necessary to maintain the total operating expenses of Institutional Class at 0.55%. This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

Accordingly, for the year ended March 31, 2008, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $1,355,984 ($8,620 and $1,347,364 for Class S and Institutional Class, respectively) and the amount charged aggregated $3,233,645 which was equivalent to an annual effective rate of 0.41% of the Fund's average daily net assets.

In addition, for the year ended March 31, 2008, the Advisor reimbursed $1,250,980 of sub-recordkeeping expenses for Institutional Class shares.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended March 31, 2008, the Advisor received an Administration Fee of $787,327 of which $63,100 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended March 31, 2008 the amounts charged to the Fund by DWS-SISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at March 31, 2008
Class S	$ 2,050	$ —	$ 346
Institutional Class	358	358	—
	$ 2,408	$ 358	$ 346

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended March 31, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $40,400, of which $8,160 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Concentration of Ownership

From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At March 31, 2008, one or more shareholders individually held greater than 10% of the outstanding shares of the Fund. These shareholders held 64% and 21%, respectively, of the total shares outstanding of the Fund.

E. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended March 31, 2008, the Fund's custodian fees were reduced by $4,944 and $16,246 for custody and transfer agent credits earned.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended March 31, 2008		Year Ended March 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class S	53,768	$ 583,399	350,375	$ 4,045,889
Institutional Class	8,558,886	98,433,063	4,825,664	58,408,547
		$ 99,016,462		$ 62,454,436
Shares issued to shareholders in reinvestment of distributions
Class S	82,668	$ 883,751	122,508	$ 1,430,927
Institutional Class	12,318,040	137,271,268	3,164,121	38,377,994
		$ 138,155,019		$ 39,808,921
Shares redeemed
Class S	(84,282)	$ (1,031,482)	(2,814,416)	$ (33,157,167)
Institutional Class	(10,507,314)	(117,955,922)	(7,919,157)	(95,031,251)
		$ (118,987,404)		$ (128,188,418)
Redemption fees		$ 89,752		$ 63,097
Net increase (decrease)
Class S	52,154	$ 525,420	(2,341,533)	$ (27,680,311)
Institutional Class	10,369,612	117,748,409	70,628	1,818,347
		$ 118,273,829		$ (25,861,964)

H. Payments Made by Affiliates

During the year ended March 31, 2008, the Advisor fully reimbursed the Fund $17,512 for losses incurred on trades executed incorrectly. The amount of the loss was less than 0.01% of the Fund's average daily net assets, thus having no impact on the Fund's total return.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Advisor Funds and Shareholders of DWS Lifecycle Long Range Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Lifecycle Long Range Fund (the "Fund") at March 31, 2008, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts May 30, 2008	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $1.05 per share from net long-term capital gains during its year ended March 31, 2008, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $16,421,000 as capital gain dividends for its the year ended March 31, 2008, of which 100% represents 15% rate gains.

For federal income tax purposes, the Fund designates $8,488,836, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004[2] Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly: Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		134
Paul K. Freeman (1950) Vice Chairperson since 2008 Board Member since 1993[3]	Consultant, World Bank/Inter-American Development Bank; formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	132
John W. Ballantine (1946) Board Member since 1999[3]	Retired; formerly: Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	134
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[4] (medical technology company); Belo Corporation[4] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	134
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	134
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	134
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007); formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	134
William McClayton (1944) Board Member since 2004[3]	Chief Administrative Officer, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	134
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[4] (January 2007-June 2007)	134
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998); formerly: Pension & Savings Trust Officer, Sprint Corporation[4] (telecommunications) (November 1989-September 2003	134
Jean Gleason Stromberg (1943) Board Member since 1997	Retired; formerly: Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	134
Robert H. Wadsworth (1940) Board Member since 1999[3]	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present).	137
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[5] (1958) Board Member since 2006	Managing Director[6], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly: board member of DWS Investments, Germany (1999-2005); formerly: Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly: various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	134
Officers[7]
Name, Year of Birth, Position with the Fund and Length of Time Served[8]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[9] (1965) President, 2006-present	Managing Director[6], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly: Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[10] (1962) Vice President and Secretary, 1999-present	Director[6], Deutsche Asset Management
Paul H. Schubert[9] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[6], Deutsche Asset Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[11] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly: Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[11] (1962) Assistant Secretary 2005-present	Director[6], Deutsche Asset Management (since September 2005); formerly: Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[10] (1962) Assistant Secretary, 1997-present	Managing Director[6], Deutsche Asset Management
Paul Antosca[10] (1957) Assistant Treasurer, 2007-present	Director[6], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[10] (1967) Assistant Treasurer, 2007-present	Director[6], Deutsche Asset Management (since 2007); formerly: Vice President, State Street Corporation (2002-2007)
Kathleen Sullivan D'Eramo[10] (1957) Assistant Treasurer, 2003-present	Director[6], Deutsche Asset Management
Diane Kenneally[10] (1966) Assistant Treasurer, 2007-present	Director[6], Deutsche Asset Management
Jason Vazquez[11] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly: AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[11] (1962) Chief Compliance Officer, 2006-present	Managing Director[6], Deutsche Asset Management (2004-present); formerly: Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[11] (1951) Chief Legal Officer, 2006-present	Director[6], Deutsche Asset Management (2006-present); formerly: Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Represents the year Ms. Driscoll was first appointed Chairperson of certain DWS funds.
3 Elected to the Board April 1, 2008.
4 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
5 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the funds.
6 Executive title, not a board directorship.
7 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
8 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
9 Address: 345 Park Avenue, New York, New York 10154.
10 Address: Two International Place, Boston, MA 02110.
11 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Class S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class S	Institutional Class
Nasdaq Symbol	BTILX	BTAMX
CUSIP Number	23339E 517	23339E 525
Fund Number	812	567

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, March 31, 2008, DWS Lifecycle Long Range Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock Exchange requirements, the Board believes that all members of the Funds’ audit committee are financially literate, as such qualification is interpreted by the Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS LIFECYCLE LONG RANGE FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended March 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2008	$68,025	$0	$0	$0
2007	$69,500	$128	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year March 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2008	$21,500	$25,000	$0
2007	$192,500	$11,930	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended March 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2008	$0	$25,000	$600,000	$625,000
2007	$0	$11,930	$0	$11,930

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Lifecycle Long Range Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Lifecycle Long Range Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 30, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	May 30, 2008